Prospectus

June 12, 2009

Class W

Domestic Equity and Income Fund

ING Growth and Income Fund

Domestic Equity Growth Fund

ING Small Company Fund

This Prospectus contains important information about investing in Class W shares of certain ING Funds. You should read it carefully before you invest and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Funds will achieve their respective investment objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

MUTUAL FUNDS

What's Inside

Investment Objective
Principal Investment Strategies
Risks
How the fund has performed
What you pay to invest

Introduction to the Funds

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal investment strategies and risks associated with each of our Funds. You should consult the Statement of Additional Information (“SAI”) for a complete list of the investment strategies and risks.

If you have any questions about the Funds, please call your investment professional or us at 1-800-992-0180.

This Prospectus is designed to help you make informed decisions about your investments.

Domestic Equity and Income Fund

ING's Domestic Equity and Income Fund seeks income and growth of capital.

It may be a suitable investment if you:

  want both regular income and the potential for capital appreciation; and
  are looking for growth potential, but do not feel comfortable with the level of risk associated with the Domestic Equity Growth Fund.

Domestic Equity Growth Funds

ING's Domestic Equity Growth Funds seek long-term growth of capital.

It may be a suitable investment if you:

  are investing for the long-term — at least several years; and
  are willing to accept higher risk in exchange for the potential for long-term growth.

If you have any questions, please call 1-800-992-0180.
Introduction to the Funds	1

Funds at a Glance

This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund’s investment objective, principal investment strategies and risks which begin on page 4.

	Fund	Investment Objective
Domestic Equity and Income Fund	ING Growth and Income Fund Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	Long-term growth of capital and income.
Domestic Equity Growth Fund	ING Small Company Fund Adviser: ING Investments, LLC Sub-Adviser: ING Investment Management Co.	Growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations.

2	Funds at a Glance

Funds at a Glance
MAIN INVESTMENTS	MAIN RISKS
Equity securities of large U.S. companies believed to have above-average growth potential.	Price volatility and other risks that accompany an investment in equity securities.
Equity securities of small-sized U.S. companies believed to have growth potential.	Price volatility and other risks that accompany an investment in equity securities of growth-oriented and small-sized companies. Particularly sensitive to price swings during periods of economic uncertainty.

If you have any questions, please call 1-800-992-0180.
Funds at a Glance	3

Adviser ING Investments, LLC

ING Growth and Income Fund	Sub-Adviser ING Investment Management Co.
  INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and income. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.

  PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks that the Sub-Adviser believes have significant potential for capital appreciation or income growth or both.

The Sub-Adviser may invest principally in common stocks and securities convertible into common stocks having significant potential for capital appreciation, may purchase common stocks principally for their income potential through dividends or may acquire securities having a mix of these characteristics. The Fund may also engage in option writing.

The Sub-Adviser utilizes a team approach for portfolio construction. The senior portfolio managers and all of the sector analysts on the team participate in the process, with the sector analysts determining the security selection for each of their sectors for the dedicated portion of the overall portfolio. The senior portfolio managers are responsible for the overall allocation of assets for the Fund, including management of the Fund’s overall risk profile.

In managing the Fund, the Sub-Adviser:

  Emphasizes stocks of larger companies.
  Looks to opportunistically invest the Fund’s assets in stocks of mid- and small-sized companies and up to 25% of its total assets in stock of foreign issuers, depending upon market conditions.
  Utilizes an intensive, fundamentally driven research process to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, the Sub-Adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

The Fund may invest in derivative instruments, including, but not limited to, put and call options.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

  RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Convertible Securities —  the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Derivatives — derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

Foreign Investments — foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Market Trends — although the Sub-Adviser emphasizes large-capitalization securities, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified funds when large-capitalization securities are in favor.

Other Investment Companies —  the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. If the Fund invests in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

Price Volatility — the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies which sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of mid-sized and small-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

Securities Lending — there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Portfolio Turnover — a high portfolio turnover rate involves greater expenses to the Fund including brokerage commissions and other transaction costs, which may have an adverse impact on performance, and is likely to generate more taxable short-term gains for shareholders.

A more detailed discussion of the risks associated with investing in the Fund is available in the “More Information About Risks” section.

4	ING Growth and Income Fund

ING Growth and Income Fund   HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund’s investment performance. The bar chart and table below show the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad measure of market performance for the same period. The Fund’s past performance (before and after income taxes) is no guarantee of future results.

Because Class W shares of the Fund had not commenced operations as of December 31, 2008, the bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year.

Year-by-Year Total Returns (%)(1)(2)
(For the periods ended December 31 of each year)

Best and worst quarterly performance during this period:

Best: 4th quarter 1998: 19.37%
Worst: 4th quarter 2008: (21.64)%

The Fund’s Class I shares’ year-to-date total return as of March 31, 2009: (8.77)%

Average Annual Total Returns(1)(2)
(For the periods ended December 31, 2008)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund’s Class I shares’ performance to that of a broad measure of market performance — the Standard and Poor’s 500® Composite Stock Price (“S&P 500®”) Index. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Class I shares are not offered in this Prospectus.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

		1 Year	5 Years	10 Years
Class I Return Before Taxes	%	(37.39)	(0.93)	(2.68)
Class I Return After Taxes on Distributions	%	(37.54)	(1.61)	(5.67)
Class I Return After Taxes on Distributions and Sale of Fund Shares	%	(24.05)	(1.09)	(4.50)
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)(3)%		(37.00)	(2.19)	(1.38)
(1)	Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser. From March 1, 2004 to August 13, 2006, Wellington Management Company, LLP served as sub-adviser to the Fund. Effective August 14, 2006, ING Investment Management Co. began serving as sub-adviser to the Fund and the Fund’s principal investment strategies were changed. Performance from March 1, 2004 through August 13, 2006 is attributable to Wellington Management Company, LLP.
(2)	Effective August 14, 2006, the Fund changed its name from ING Equity Income Fund to ING Growth and Income Fund. Effective March 1, 2004, the Fund changed its name from ING Growth and Income Fund to ING Equity Income Fund.
(3)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

If you have any questions, please call 1-800-992-0180.
ING Growth and Income Fund	5

Adviser ING Investments, LLC

ING Small Company Fund	Sub-Adviser ING Investment Management Co.
  INVESTMENT OBJECTIVE

The Fund seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.

  PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of small-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Sub-Adviser defines small-capitalization companies as companies that are included in the Standard & Poor's SmallCap 600 Index (“S&P SmallCap 600 Index”) or the Russell 2000® Index at the time of purchase, or if not included in either index, have market capitalizations of between $30 million and $4.2 billion. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 and Russell 2000® Indices change. As of June 30, 2008, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $30 million and the largest company had a market capitalization of $4.2 billion. As of June 30, 2008, the smallest company in the Russell 2000® Index had a market capitalization of $56 million and the largest company had a market capitalization of $3.9 billion.

In managing the Fund, the Sub-Adviser:

  Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.
  Uses internally developed quantitative computer models to evaluate financial and fundamental characteristics (for example, changes in earnings, return on equity and price to equity multiples) of over 2,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.
  Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.
  May invest, to a limited extent, in foreign stocks.

The Fund may invest in derivative instruments.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

  RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Derivatives — derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

Foreign Investments — foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investment. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Market Trends — from time to time, the stock market may not favor the mix of growth-oriented and value-oriented securities in which the Fund invests. Rather, the market could favor more speculative growth-oriented securities or more value-oriented securities or may not favor equities at all.

Other Investment Companies —  the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. If the Fund invests in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

Price Volatility — the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Small-Sized Companies —  stocks of smaller companies carry higher risks than stocks of larger companies.

  Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.
  In many instances, the frequency and volume of trading in small-capitalization stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.
  When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
  Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

Securities Lending — there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the “More Information About Risks” section.

6	ING Small Company Fund

ING Small Company Fund   HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund’s investment performance. The bar chart and table below show the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad measure of market performance for the same period. The Fund’s past performance (before and after income taxes) is no guarantee of future results.

Because Class W shares of the Fund had not commenced operations as of December 31, 2008, the bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year.

Year-by-Year Total Returns (%)(1)
(For the periods ended December 31 of each year)

Best and worst quarterly performance during this period:

Best: 1st quarter 2000: 28.43%
Worst: 4th quarter 2008: (23.80)%

The Fund’s Class I shares’ year-to-date total return as of March 31, 2009: (14.03)%

Average Annual Total Returns(1)
(For the periods ended December 31, 2008)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund’s Class I shares’ performance to that of a broad measure of market performance — the Russell 2000® Index. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Class I shares are not offered in this Prospectus.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

		1 Year	5 Years	10 Years
Class I Return Before Taxes	%	(31.21)	0.96	5.04
Class I Return After Taxes on Distributions	%	(31.58)	(0.72)	3.83
Class I Return After Taxes on Distributions and Sale of Fund Shares	%	(19.82)	1.12	4.41
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)(2)%		(33.79)	(0.93)	3.02
(1)	Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.
(2)	The Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

If you have any questions, please call 1-800-992-0180.
ING Small Company Fund	7

What You Pay to Invest

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by a Fund. The tables that follow show the fees and estimated operating expenses for each of the Funds. The estimated expenses are based on the expenses paid by the Funds in the fiscal year ended May 31, 2008. Actual expenses paid by the Funds may vary from year to year.

Fees You Pay Directly

Class W
Maximum sales charge on your investment (as a % of offering price)	none
Maximum deferred sales charge (as a % of purchase or sales price, whichever is less)	none

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

Class W

Fund		Management Fee	Distribution and Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses(3)	Total Fund Operating Expenses	Waivers, Reimbursements and Recoupment(4)	Net Fund Operating Expenses
ING Growth and Income	%	0.69	—	0.40	0.00(5)	1.09	(0.26)	0.83
ING Small Company	%	0.85	—	0.33	0.00(5)	1.18	—	1.18

(1)	This table shows the estimated operating expenses for Class W shares of each Fund as a ratio of expenses to average daily net assets. Because Class W shares of ING Growth and Income Fund and ING Small Company Fund had not commenced operations as of the date of this Prospectus, these expenses are based on each Fund's actual operating expenses for Class A shares as adjusted for class level expense differences, contractual changes, if any and fee waivers to which ING Investments, LLC, the investment adviser to each Fund has agreed.
(2)	ING Funds Services, LLC receives an annual administration fee equal to 0.08% of each Fund’s average daily net assets which is reflected in Other Expenses.
(3)	The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Funds directly. These estimated fees and expenses include each Fund's pro rata share of the cumulative expenses charged by the Acquired Funds in which the Funds invest. The estimated fees and expenses will vary based on a Fund's allocation of assets to, and the annualized net expenses of, the particular Acquired Funds. The impact of these estimated fees and expenses is shown in Net Fund Operating Expenses.
(4)	ING Investments, LLC, has entered into a written expense limitation agreement with each Fund, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage commissions and extraordinary expenses, and Acquired Fund Fees and Expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund’s expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC, is shown under the heading Waivers, Reimbursements and Recoupment. The expense limits will continue through at least October 1, 2010 for ING Growth and Income Fund, and at least October 1, 2009 for ING Small Company Fund. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by ING Series Fund, Inc. upon at least 90 days’ prior written notice to ING Investments, LLC. For more information on the expense limitation agreement, please see the SAI.
(5)	Amount represents less than 0.01% and is included in Other Expenses.

8	What You Pay to Invest

What You Pay to Invest   Examples

The Examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invested $10,000, that you reinvested all your dividends, that the Funds earned an average annual return of 5%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate — actual expenses and performance may vary.

Class W

Fund	1 Year	3 Years	5 Years	10 Years
ING Growth and Income(1)	$85	321	576	1,305
ING Small Company	$120	375	649	1,432

(1)	The Example reflects the expense limitation agreement/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.

If you have any questions, please call 1-800-992-0180.
What You Pay to Invest	9

Shareholder Guide	How To Purchase Shares

ING PURCHASE OPTIONS

Depending upon the Fund, you may select from up to six separate classes of shares: Class A, Class B, Class C, Class I, Class O and Class W shares. Class A, Class B, Class C, Class I and Class O shares are not offered in this Prospectus.

Purchase of Shares

Class W Shares

The minimum initial investment for Class W shares is $1,000. Class W shares are available only to: (i) wrap programs offered by broker-dealers and financial institutions; (ii) individuals whose accounts are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940; (iii) retirement plans affiliated with ING Groep N.V. (NYSE: ING); (iv) ING Groep N.V. affiliates for purposes of corporate cash management; and (v) by other ING Funds in the ING Family of Funds.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

There are no investment minimums for any subsequent purchases.

Make your investment using the methods outlined in the table on the right.

More information may be found on the Funds’ website by going to www.ingfunds.com, clicking on the “Forms & Literature” link, and then selecting “Shareholder Guides” from the “Prospectuses & Reports” category and selecting the appropriate Fund link. Certain Funds offer additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund share classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for that share class.

The Funds and ING Funds Distributor, LLC (“Distributor”) reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Funds. Minimum investment amounts may not be waived for individual accounts who are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000.

Method	Initial Investment	Additional Investment
By Contacting Your Investment Professional	An investment professional with an authorized firm can help you establish and maintain your account.	Visit or consult an investment professional.
By Mail	Visit or consult an investment professional. Make your check payable to ING Funds and mail it, along with a completed Account Application. Please indicate your investment professional on the New Account Application.	Fill out the Account Additions form included on the bottom of your account statement along with your check payable to ING Funds and mail them to the address on the account statement. Remember to write your account number on the check.
By Wire	Call the ING
Operations
Department at
(800) 922-0180
and select Option 4 to
obtain an account
number and indicate
your investment
professional on the
account.
Instruct your bank to
wire funds to the Fund
in the care of:
PNC
ABA # 031000053
Pittsburgh, PA
credit to:
(the Fund)
A/C #8611773535; for
further credit to
Shareholder
A/C #
(A/C # you received
over the telephone)
Shareholder Name:

(Your Name Here)
After wiring funds
you must complete
the Account
Application and send
it to:
ING Funds
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Initial Investment.”

10	Shareholder Guide

How To Purchase Shares	Shareholder Guide

Customer Identification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Funds, the Distributor, or a third-party selling you the Funds must obtain the following information for each person that opens an account:

  Name;
  Date of birth (for individuals);
  Physical residential address (although post office boxes are still permitted for mailing); and
  Social Security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver’s license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

Federal law prohibits the Funds, the Distributor and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.

Frequent Trading — Market Timing

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Funds will not be liable for any loss resulting from rejected orders or other actions as described above.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently Interactive Data Pricing and Reference Data, Inc. provides such services to the Funds. However, to the extent that a Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Funds' shares which negatively affects long-term shareholders.

The Funds' Board of Directors (“Board”) has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. In general, shareholders may make exchanges among their accounts with ING Funds once every thirty (30) days. However, the Funds prohibit frequent trading. The Funds have defined frequent trading as follows:

  Any shareholder or financial adviser who initiated exchanges among all their accounts with the Funds within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
  Trading deemed harmful or excessive by the Funds (including but not limited to patterns of purchases and redemptions), in their sole discretion; and
  Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.

The following transactions are excluded when determining whether trading activity is excessive:

  Purchases and sales of Fund shares in the amount of $5,000 or less;
  Transfers associated with systematic purchases or redemptions;
  Purchases and sales of funds that affirmatively permit short-term trading;

If you have any questions, please call 1-800-992-0180.
Shareholder Guide	11

Shareholder Guide	How To Purchase Shares
  Rebalancing to facilitate fund-of-fund arrangements or the Funds' systematic exchange privileges;
  Purchases or sales initiated by ING Funds; and
  Transactions subject to the trading policy of an intermediary that the Funds deem materially similar to the Funds' policy.

Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.

If a violation of the policy is identified, the following action will be taken:

  Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st. Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.

No purchases or exchanges will be permitted in the account and all related accounts bearing the same tax ID or equivalent identifier.

On the next business day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.

The Funds reserve the right to modify this policy at any time without prior notice.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients' transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Funds' administrator now has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Funds. There is no assurance that the Funds' administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.

In some cases, the Funds will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Funds are used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Funds may make a determination that certain trading activity is harmful to the Funds and their shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in one of the Funds may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

Retirement Plans

The Funds have available prototype qualified retirement plans for corporations and self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. State Street Bank and Trust Company (“SSB”) acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

12	Shareholder Guide

How To Redeem Shares	Shareholder Guide

Redemption of Shares

You may redeem shares by using the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

  You may elect to make periodic withdrawals from your account on a regular basis.
  Your account must have a current value of at least $1,000.
  Minimum withdrawal amount is $1,000.
  You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, refer to the Account Application or the SAI.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such a case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

Method	Procedures
By Contacting Your Investment Professional	You may redeem shares by contacting your investment professional. Investment professionals may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
ING Funds
P.O. Box 9772
Providence, RI 02940-9772
If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone — Expedited Redemption	You may redeem shares by telephone on all accounts other than retirement accounts unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call the Shareholder Services Representative at (800) 992-0180.
Receiving Proceeds By Check:
You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Funds for at least 30 days.
Receiving Proceeds By Wire:
You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

If you have any questions, please call 1-800-992-0180.
Shareholder Guide	13

Shareholder Guide	Transaction Policies

How We Compensate Intermediaries for Selling ING Mutual Funds

ING mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser (“Adviser”) which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “ING”) may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the Financial Industry Regulatory Authority (“FINRA”) as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Funds' Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by a Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in ING mutual funds; (2) a percentage of that entity’s gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer’s satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of a Fund’s shares held by the broker-dealer’s customers; or (2) 0.20% of the value of a Fund’s shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $20 for that sale.

The Funds' Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of a Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds as of the last calendar year are:

A.G. Edwards & Sons, Inc; Bear Stearns Securities Corp.; Charles Schwab & Co.; Citigroup Global Markets; Directed Services LLC; Financial Network Investment; First Clearing, LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors; ING Life Insurance and Annuity Company.; Linsco Private Ledger Financial; Merrill Lynch; MS & Co. (“Morgan Stanley”); Multi Financial Securities; National Financial Services Corp.; Oppenheimer & Co.; Pershing, LLC; Primevest Financial Services, Inc.; Prudential Investment Management Services; Raymond James Financial Services; RBC Dain Rauscher, Inc.; UBS Financial Services, Inc.; Wachovia Securities; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

Net Asset Value

The NAV per share for each class of each Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

14	Shareholder Guide

Transaction Policies	Shareholder Guide
In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund’s NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund’s shares. When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by a Fund’s Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Price of Shares

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Purchase Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.

Telephone Orders

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange shares of a Fund for shares of the same class of any other ING Fund that offers those shares. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for ING Senior Income Fund’s share will develop, so you will not

If you have any questions, please call 1-800-992-0180.
Shareholder Guide	15

Shareholder Guide	Transaction Policies
be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of the ING Senior Income Fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days’ prior written notice to shareholders.

Small Accounts

Due to the relatively high cost of handling small investments, a Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV, the shares of any shareholder whose account (except for IRAs) has a total value that is less than a Fund's minimum. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

Account Access

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

Privacy Policy

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy promise that accompanies this Prospectus.

Householding

To reduce expenses, we may mail only one copy of a Fund’s Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Service Representative at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies thirty days after receiving your request.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis. The portfolio holdings schedule is available on the ING Funds' website 30 calendar days following the end of the previous calendar quarter. The portfolio holdings schedule is as of the last day of the preceding calendar quarter (e.g., each Fund will post the quarter ending June 30 holdings on July 31).

Each Fund’s portfolio holdings schedule will, at a minimum, remain available on the Funds' website until a Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current.

The Funds' website is located at www.ingfunds.com.

Each Fund may also post its complete or partial portfolio holdings on its website as of a specified date.

16	Shareholder Guide

Adviser and Sub-Adviser	Management of the Funds

ADVISER

ING Investments, LLC (‘‘ING Investments’’ or ‘‘Adviser’’), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments oversees all investment advisory and portfolio management services for the Funds.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE: ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. ING Investments became an investment management firm in April, 1995.

As of March 31, 2009, ING Investments managed approximately $32.9 billion in assets.

The principal office of ING Investments is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives an annual fee for its services payable in monthly installments based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by the Funds for the most recent fiscal year as a percentage of the Fund's average daily net assets:

Fund	Management Fee
ING Growth and Income	0.69%
ING Small Company	0.85%

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Funds' annual shareholder report dated May 31, 2008 and the Funds' annual shareholder report that will be dated May 31, 2009.

Sub-Adviser

ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund’s portfolio. The sub-adviser is an affiliate of ING Investments.

ING Investments acts as a ‘‘manager-of-managers’’ for the Funds. ING Investments delegates to the sub-advisers of the Funds the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-advisers of the Funds.

From time to time, ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Funds' Board. The Funds and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Funds' Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Funds' shareholders. The Funds will notify shareholders of any change in the identity of the sub-adviser of the Funds or the addition of a sub-adviser to a Fund. In this event, the names of the Funds and their investment strategies may also change.

Under the terms of a sub-advisory agreement, an agreement can be terminated by either ING Investments or the Funds' Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Funds.

ING Investment Management Co.

ING Investment Management Co. (‘‘ING IM’’ or ‘‘Sub-Adviser’’), a Connecticut corporation, serves as the Sub-Adviser to each Fund. ING IM is responsible for managing the assets of each Fund in accordance with the Funds' investment objectives and policies, subject to oversight by ING Investments and the Funds' Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of March 31, 2009, ING IM managed approximately $52.3 billion in assets.

The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169.

ING Growth and Income Fund

The following individuals are jointly responsibile for the day-to-day management of ING Growth and Income Fund. Mr. Corapi co-managed the Fund from 2006 to December 2007 when he began solely managing the Fund. Mr. Corapi and Mr. Vaynshtok have co-managed the Fund since March 2009.

Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of Equities, joined ING IM in February 2004. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

Pavel Vaynshtok, CFA, Portfolio Manager and Director of Quantitative Research, is responsible for leading quantitative research efforts for all equity portfolios. In his prior role at ING, he was a senior quantitative analyst leading development of the quantitative equity platform. He joined ING in 2004. Prior to joining ING, Mr. Vaynshtok was a portfolio manager and

If you have any questions, please call 1-800-992-0180.
Management of the Funds	17

Management of the Funds	Adviser and Sub-Adviser
quantitative analyst at JPMorgan Investment Management, where he managed structured equity portfolios and developed modes for stock selection.

ING Small Company Fund

The following individuals jointly share responsibility for the day-to-day management of ING Small Company Fund. Mr. Basset and Mr. Salopek have co-managed the Fund since May 2006. Mr. Salopek solely managed the Fund from July 2005 to May 2006.

Joseph Basset, CFA, Portfolio Manager, joined ING IM in June 2005. He has 11 years of investment management experience and 8 years of experience teaching economics and finance at the university level. Prior to joining ING IM, Mr. Basset had been employed by Banc One since 1998 where he covered semiconductor, information technology and communications equipment companies and co-managed the One Group Technology Fund.

Steve Salopek, Portfolio Manager, joined ING IM in June 2005. Prior to joining ING IM, Mr. Salopek served as a portfolio manager with Banc One Investment Advisers from 1999-2004, where he directed $700 million in small-capitalization growth assets.

Additional Information Regarding the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Funds.

18	Management of the Funds

More Information About Risks

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use these techniques as part of the Funds' principal investment strategies. However, the Adviser or Sub-Adviser may also use these investment techniques or make investments in securities that are not a part of the Funds' principal investment strategies.

Principal Risks

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

Convertible/Debt Securities (ING Growth and Income Fund).  The price of a convertible and debt security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible and debt securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible and debt securities are often lower rated securities. A fund may be required to redeem or convert a convertible and debt security before the holder would otherwise choose.

Derivatives (Both Funds).  Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty’s ability to perform and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that a fund's adviser or sub-adviser might imperfectly judge the market’s direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Foreign Investments (Both Funds).  There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of assets of a fund, including the withholding of dividends.

A fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect a fund's assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a fund.

Liquidity (Both Funds).  If a security is illiquid, a fund might be unable to sell the security at a time when the sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the fund could realize upon disposition. A fund may make investments that become less liquid in response to market developments or adverse investor perception. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Mid-Capitalization/Small-Capitalization Companies (Both Funds). Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may

If you have any questions, please call 1-800-992-0180.
More Information About Risks	19

More Information About Risks have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Other Investment Companies (Both Funds).  Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Trading Stocks (“Diamonds”) and iShares® exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because a fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees). Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stock of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, a fund may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). A fund’s purchase of shares of an ING Money Market Fund will result in the fund paying a proportionate share of the expenses of the ING Money Market Fund. A fund’s adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the fund invests resulting from the fund’s investment into the ING Money Market Fund.

Portfolio Turnover (ING Growth and Income Fund).  A high portfolio turnover rate involves greater expenses to a fund, including brokerage commissions and other transaction costs, which may have an adverse effect on the performance of the fund, and is likely to generate more taxable short-term gains for shareholders.

Securities Lending (Both Funds).  In order to generate additional income, a fund may lend portfolio securities in an amount up to 33 1/3% of total fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When a fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Other Risks

Borrowing.  Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Corporate Debt Securities.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity. When interest rates decline, the value of a fund’s fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s “interest rate risk” or “volatility.” According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

Emerging Markets Investments.  Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in

20	More Information About Risks

More Information About Risks commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

Interests in Loans.  A fund may invest in participation interests or assignments in secured variable or floating rate loans which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a fund’s investment. Many loans are relatively illiquid and may be difficult to value.

Investment by Funds-of-Funds.  A fund’s shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, a fund may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a fund may experience large inflows or redemptions due to allocations or rebalancings by these funds-of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The adviser or portfolio manager will monitor transactions by the funds-of funds and will attempt to minimize any adverse effects on the fund and funds-of-funds as a result of these transactions. So long as a fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940 (“1940 Act”) or under the terms of an exemptive order granted by the SEC.

Management.  A fund is subject to management risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or the portfolio manager will apply investment techniques and risk analyses in making investment decisions for a fund but there can be no guarantee that these will produce the desired results.

Many sub-advisers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different applications by different managers. One sub-adviser's value approach may be different from another and one sub-adviser's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

Pairing-Off Transactions.  A pairing-off transaction occurs when a fund commits to purchase a security at a future date and then the fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the fund will experience a loss.

Repurchase Agreements.  Repurchase agreements involve the purchase of a security that the seller has agreed to repurchase at an agreed-upon date and price. If the seller defaults and the collateral value declines, a fund might incur a loss. If the seller declares bankruptcy, a fund may not be able to sell the collateral at the desired time.

Reverse Repurchase Agreements and Dollar Rolls.  A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a fund’s yield; however, such transactions also increase the fund’s risk to capital and may result in a shareholder’s loss of principal.

Short Sales.  A short sale is the sale by a fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, a fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

The Funds will not make short sales of securities, other than short sales against the box, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and this Prospectus. Shorting against the box means the Fund already owns an equal amount of such securities as those securities sold short.

Temporary Defensive Strategies.  When the adviser or sub-adviser to a fund anticipates unusual market or other conditions, the fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a fund invests defensively, it may not achieve its investment objective.

Percentage and Rating Limitations.  Unless otherwise stated, the percentage and rating limitations in this Prospectus apply at the time of investment.

If you have any questions, please call 1-800-992-0180.
More Information About Risks	21

Dividends, Distributions and Taxes

Dividends and Distributions

The Funds generally distribute most or all of their net earnings in the form of dividends and capital gain distributions. Each Fund pays dividends, if any, as follows:

Annually(1)	Semi-Annually(2)
ING Small Company Fund	ING Growth and Income Fund
(1)	Distributions are normally expected to consist primarily of capital gains.
(2)	Dividends are normally expected to consist of ordinary income.

Each Fund distributes capital gains, if any, annually.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class W shares of a Fund invested in another ING Fund that offers the same class of shares.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although a Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends that are attributable to interest do not qualify for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock, as described below.

Current tax law (which is currently scheduled to apply through 2010) generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. Although, these rate reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by a Fund.

The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

  Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.
  Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.
  A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.
  Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.
  The maximum 15% tax rate for individual taxpayers on long-term capital gains and qualifying dividends is currently scheduled to apply through 2010. In the absence of further Congressional action, for the calendar years after 2010, the maximum rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.
  Certain payments by the Funds may constitute a return of capital, which will have the effect of reducing your cost basis in the Funds' shares and thereby increasing the amount of capital gain, if any, that you will realize when selling or exchanging Fund shares.

Dividends declared by a Fund in October, November or December and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you generally will be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are

22	Dividends, Distributions and Taxes

Dividends, Distributions and Taxes subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Please see the SAI for further information regarding tax matters.

If you have any questions, please call 1-800-992-0180.
Dividends, Distributions and Taxes	23

Financial Highlights

Because Class W shares of each Fund had not commenced operations as of the fiscal year ended May 31, 2008, financial highlights are presented for Class I shares of each Fund.

The financial highlights on the following pages are intended to help you understand the Fund’s Class I shares' financial performance for the past five years or, if shorter, the period of each class' operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Funds (assuming reinvestment of all dividends and distributions). This information (except for the information for the period ended November 30, 2008) has been derived from the Funds' financial statements that were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Company's financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI for the fiscal year ended May 31, 2008 and the un-audited financial statements which are included in the Funds' semi-annual shareholder report dated November 30, 2008. The annual and semi-annual shareholder reports are available upon request.

24	Financial Highlights

Financial Highlights	ING Growth and Income Fund

The information in the table below has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

		Class I
	Six Months Ended November 30, 2008 (un-audited)	Year Ended May 31,
		2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$12.79	13.50	11.08	10.18	9.42	8.15
Income (loss) from investment operations:
Net investment income	$0.08	0.17	0.15*	0.22*	0.20	0.10*
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and written options	$(4.67)	(0.77)	2.47	0.89	0.79	1.21
Total from investment operations	$(4.59)	(0.60)	2.62	1.11	0.99	1.31
Less distributions from:
Net investment income	$0.08	0.11	0.20	0.21	0.23	0.04
Total distributions	$0.08	0.11	0.20	0.21	0.23	0.04
Net asset value, end of year	$8.12	12.79	13.50	11.08	10.18	9.42
Total Return(1)%	(36.08)	(4.45)	23.98	11.01	10.72	16.10
Ratios and Supplemental Data:
Net assets, end of year (000s)	$14,929	23,461	25,407	30,487	41,923	51,609
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	0.98	1.09	1.00	1.02	0.99	0.90
Net expenses after expense waiver and prior to brokerage commission recapture(2)(3)%	0.83†	0.95†	1.00†	1.02	0.99	0.90
Net expenses after expense waiver and brokerage commission recapture(2)(3)%	0.83†	0.95†	1.00†	1.02	0.98	0.90
Net investment income after expense waiver and brokerage commission recapture(2)(3)%	1.42†	1.33†	1.25†	2.08	1.89	0.95
Portfolio turnover rate %	86	221	181	23	31	213

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
*	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

If you have any questions, please call 1-800-992-0180.
ING Growth and Income Fund	25

ING Small Company Fund	Financial Highlights

The information in the table below has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

		Class I
	Six Months Ended November 30, 2008 (un-audited)	Year Ended May 31,
		2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$14.30	18.98	19.17	17.11	15.69	12.49
Income (loss) from investment operations:
Net investment income (loss)	$0.02	0.09	0.07*	(0.02)	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	$(4.91)	(1.01)	3.20	3.94	1.43	3.18
Total from investment operations	$(4.89)	(0.92)	3.27	3.92	1.42	3.22
Less distributions from:
Net investment income	$—	0.08	—	—	—	0.02
Net realized gains on investments	$—	3.68	3.46	1.86	—	—
Total distributions	$—	3.76	3.46	1.86	—	0.02
Net asset value, end of year	$9.41	14.30	18.98	19.17	17.11	15.69
Total Return(1)%	(34.20)	(4.47)	18.81	23.80	9.05	25.75
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$15,478	23,278	28,153	17,500	23,581	155,583
Ratios to average net assets:
Expenses(2)%	1.16†	1.18†	1.12†	1.15	1.11	1.03
Net investment income (loss)(2)%	0.31†	0.51†	0.40†	(0.08)	(0.01)	0.22
Portfolio turnover rate %	88	112	83	75	47	123

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
*	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

26	ING Small Company Fund

In addition to the Funds offered in this Prospectus, the Distributor also offers Class W shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Corporate Leaders 100 Fund
ING Real Estate Fund

Domestic Equity Growth Funds
ING Opportunistic LargeCap Fund
ING SmallCap Opportunities Fund

Domestic Equity Value Funds
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Target Payment Fund

International Equity Funds
ING Emerging Countries Fund
ING Foreign Fund
ING International Equity Dividend Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund

International Fund-of-Fund
ING Diversified International Fund

Loan Participation Fund
ING Senior Income Fund

To Obtain More Information

You’ll find more information about the Funds in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Funds' annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI or other Funds information.

To make shareholder inquiries contact:

The ING Funds

7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

(800) 992-0180

or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission

Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:

ING Series Fund, Inc.	811-6352
ING Growth and Income Fund ING Small Company Fund
PRPRO-ADEW	(0609-061209)

STATEMENT OF ADDITIONAL INFORMATION

June 12, 2009

ING SERIES FUND, INC.

7337 East Doubletree Ranch Road

Scottsdale, Arizona  85258-2034

(800) 922-0180

ING Growth and Income Fund

ING Small Company Fund

Class W Shares

This Statement of Additional Information (“SAI”) relates to the series listed above (each a “Fund” and collectively, the “Funds”) of ING Series Fund, Inc. (“Company”).  A prospectus ( “Prospectus”) for the Funds dated June 12, 2009, which provides the basic information you should know before investing in the Funds, may be obtained without charge from the Funds or the Funds’ principal underwriter, ING Funds Distributor, LLC (“Distributor”), at the address listed above.  This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectus, dated June 12, 2009, which has been filed with the U.S. Securities and Exchange Commission (“SEC”).

The information in this SAI expands on the information contained in the Prospectus and any supplements thereto.  The Funds’ financial statements and the independent registered public accounting firm’s report thereon, included in the Funds’ annual shareholder report dated May 31, 2008, are incorporated herein by reference.  Copies of the Funds’ Prospectus and annual or unaudited semi-annual shareholder report may be obtained upon request and without charge by contacting the Funds at the address and phone number written above.  Capitalized terms used in this SAI have the same meaning as in the Prospectus, and some additional terms are defined particularly for this SAI.

HISTORY OF THE COMPANY	3
SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS	3
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES	42
PORTFOLIO TURNOVER	44
DISCLOSURE OF THE FUNDS’ PORTFOLIO SECURITIES	44
MANAGEMENT OF THE COMPANY	47
CODE OF ETHICS	55
PROXY VOTING PROCEDURES	55
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	55
ADVISER	57
EXPENSE LIMITATION AGREEMENT	59
SUB-ADVISER	59
ADMINISTRATOR	64
CUSTODIAN	64
LEGAL COUNSEL	64
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	65
TRANSFER AGENT	65
BROKERAGE ALLOCATION AND TRADING POLICIES	65
PURCHASE AND REDEMPTION OF SHARES	69
SHAREHOLDER ACCOUNTS AND SERVICES	69
NET ASSET VALUE	71
TAX CONSIDERATIONS	73
DISTRIBUTOR	80
CALCULATION OF PERFORMANCE DATA	82
PERFORMANCE COMPARISONS	84
FINANCIAL STATEMENTS	84
APPENDIX A	A-1

HISTORY OF THE COMPANY

The Company is a Maryland corporation registered as a diversified, open-end management investment company.  The Company was organized in June 1991 and currently consists of 16 separately managed series.

This SAI pertains only to ING Growth and Income Fund and ING Small Company Fund.

Incorporation.  The Company was incorporated under the laws of the state of Maryland on June 17, 1991.

Series and Classes. The Company currently offers multiple series.  Only Class W shares of ING Growth and Income Fund (“Growth and Income”) and ING Small Company Fund (“Small Company”) are offered through this SAI and the corresponding Prospectus.

The Board of Directors (“Board”) has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series.  Shares of each Fund currently are classified into multiple classes.   Each class of shares has the same rights, privileges and preferences, except with respect to:  (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class, if any; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class.  Only Class W shares are offered through this SAI and the corresponding Prospectus.

Capital Stock.  Fund shares are fully paid and non-assessable when issued.  Fund shares have no preemptive or conversion rights.

Each share of a Fund has the same rights to share in dividends declared by a Fund for that share class.  Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights.  Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders.  Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares.  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Shareholder Meetings. The Company is not required, and does not intend, to hold annual shareholder meetings.  The Articles of Incorporation provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (“1940 Act”).  If requested by the holders of at least 10% of the Company’s outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 Act Classification.  The Company is a diversified, open-end management investment company, as those terms are defined under the 1940 Act.  The 1940 Act generally requires, among other things, that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

Diversification

Each Fund is “diversified” within the meaning of the 1940 Act.  In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose, other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

Investments, Investment Strategies and Risks

The table on the following pages identifies various securities and investment techniques used by the adviser or sub-adviser in managing the Funds described in this SAI.  The table has been marked to indicate those securities and investment techniques that the adviser and the sub-adviser may use to manage a Fund.  A Fund may use any or all of these techniques at any one time, and the fact that a Fund may use a technique does not mean that the technique will be used.  A Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund’s investment objective, policies and restrictions described in that Fund’s Prospectus and/or in this SAI, as well as the federal securities laws.  There can be no assurance that any of the Funds will achieve their respective investment objectives. The Funds’ investment objectives, policies, investment strategies and practices are non-fundamental unless otherwise indicated.  A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table.  The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund’s Prospectus.  Where a particular type of security or investment technique is not discussed in a Fund’s Prospectus, that security or investment technique is not a principal investment strategy and a Fund will not invest more than 5% of its assets in such security or investment technique.   See each Fund’s fundamental investment restrictions for further information.

Asset Class/ Investment Techniques	Growth and Income	Small Company
Equity Investments
Common Stock	X	X
Convertible Securities	X	X
Preferred Stock	X	X
Synthetic Convertible Securities(1)	X	X
Initial Public Offerings	X	X
Foreign and Emerging Market Investments
American Depositary Receipts/European Depositary Receipts/Global Depositary Receipts	X	X
Eurodollar/ Yankee Dollar Instruments(2)	X	X
Eurodollar Convertible Securities(2)	X	X
Foreign and Emerging Market Equity Securities(3)	X	X
Foreign Bank Obligations(2)	X	X
Foreign Currency Exchange Transactions(4)	X	X
Foreign Mortgage-Related Securities(2)	X	X
International Debt Securities(2)	X	X
Sovereign Debt Securities(2)	X	X
Supranational Agencies(2), (5)	X	X
Fixed-Income Investments
Adjustable Rate Mortgages(2)	X	X
Asset-Backed Securities (non-mortgage)(2)	X	X
Banking Industry Obligations/Short-Term Investments(2)	X	X
Corporate Debt Securities(2)	X	X
Credit-Linked Notes(2)	X	X
Debt Securities	X	X
Floating or Variable Rate Instruments(2)	X	X

Asset Class/ Investment Techniques	Growth and Income	Small Company
Guaranteed Investment Contracts(2)	X	X
Government Trust Certificates(2)	X	X
Government National Mortgage Association Certificates(2)	X	X
Mortgage-Related Securities(2)	X	X
Municipal Securities(2)	X
Municipal Lease Obligations(2)	X	X
Savings Association Obligations(2), (6)	X	X
Tax Exempt Industrial Development Bonds & Pollution Control Bonds(2)	X	X
Interest/Principal Only Stripped Mortgage-Backed Securities(2)	X	X
U.S. Government Securities(2)	X	X
Zero-Coupon and Pay-In-Kind(2)	X	X
Subordinated Mortgage Securities(2)	X	X
Other Investments
Derivatives(7)	X	X
Financial Futures Contracts and Related Options(8)	X	X
Forward Currency Contracts(8)	X	X
Foreign Futures Contracts and Foreign Options	X	X
Forward Foreign Currency Contracts(4)	X	X
Index-, Currency-, and Equity-Linked Securities(8)	X	X
Options on Futures(8)	X	X
Over-the-Counter Options(8)	X	X
Put Call Options (8),(9)	X	X
Stock Index Options(8)	X	X
Straddles(8)	X	X
Warrants	X	X
Other Investment Companies(10)	X	X
Private Funds	X
Real Estate Securities	X	X
Restricted and Illiquid Securities	X	X
To Be Announced Sale Commitments	X	X
Foreign Currency Options(4)	X	X
Investment Techniques
Borrowing	X	X
Lending of Fund Securities	X	X
Repurchase Agreements(2)	X	X
Reverse Repurchase Agreements and Dollar Rolls	X
Securities, Interest Rate and Currency Swaps(7)	X	X
Short Sales	X	X
Temporary Defensive Positions	X	X
When-Issued Securities and Delayed-Delivery Transactions	X	X

(1)           A Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s Investors Service Inc. or “A” or higher by Standard & Poor’s Ratings Services  and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

(2)           Each Fund  may only invest in such instruments (which must be of high quality and short duration) for temporary and defensive or cash management purposes.

(3)           Investments in emerging market equity securities will not exceed 5% of the Fund’s total assets.

(4)           A Fund may only invest in such instruments for the purposes of hedging.

(5)           Other than for temporary and defensive or cash management purposes, each Fund may invest up to 10% of its net assets in securities of supranational agencies.  These securities are not considered government securities and are not supported directly or indirectly by the U.S. government.

(6)           A Fund will not invest more than 15%  of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody’s, or, if unrated, considered by ING Investment Management Co., as applicable, to be of comparable quality).

(7)           The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

(8)           A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

(9)           For purposes other than hedging, a Fund will invest no more than 5% of its assets in such instruments, except that ING Growth and Income Fund is not subject to this limitation with respect to the purchase or sale of put and call options on securities.

(10)         Each Fund is prohibited from having written call options outstanding at any one time on more than 30% of its total assets.  A Fund will not write a put if it will require more than 50% of the Fund’s net assets to be designated to cover all put obligations.  Except for ING Growth and Income Fund, no Fund may buy options if more than 3% of its assets immediately following such purchase would consist of put options.  Except for ING Growth and Income Fund, a Fund may purchase call and sell put options on equity securities only to close out positions previously opened.  A Fund may purchase put options when ING IM believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.

(11)         The Fund may invest in other investment companies to the extent permitted under the 1940 Act, as amended, and the rules and regulations thereunder.

EQUITY INVESTMENTS

Common and Preferred Stock

Common stock represents an equity (ownership) interest in a company.  This ownership interest generally gives a Fund the right to vote on issues affecting the company’s organization and operations.  Such investments may be diversified over a cross-section of industries and individual companies.  Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group.  Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value.  The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree of changes in earnings and prospects.

Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock.  Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stock may be less attractive, causing the price of preferred stock to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock.  Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.  By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock.  The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

The market value of convertible debt securities tends to vary inversely with the level of interest rates.  The value of the security declines as interest rates increase and increases as interest rates decline.  Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations.  A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.  If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

Initial Public Offerings (“IPOs”)

IPOs occur when a company first offers its securities to the public.  Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.  Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information.  As a result of this or other factors, the Funds’ sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds.  Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds’ shareholders.  In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Funds’ performance when the Funds’ asset bases are small.  Consequently, IPOs may constitute a significant portion of the Funds’ returns particularly when the Funds are small.  Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds’ assets as it increases in size and, therefore, have a more limited effect on the Funds’ performance.

There can be no assurance that IPOs will continue to be available for the Funds to purchase.  The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear.  In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

Securities of Mid- and Small-Capitalization Companies

Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange.  Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.  The trading volume of securities of mid-cap and small-cap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

Synthetic Convertible Securities

Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions.  Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security.  Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

FOREIGN AND EMERGING MARKET INVESTMENTS

Securities of foreign issuers have certain common characteristics and risks.  Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.  The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Delivery of securities may not occur at the same time as payment in some foreign markets.  Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon.  The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies.  There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.  A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.  Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets.  Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers.  Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets.  In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.  Although each Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.  Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes.  Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments.

The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets.  Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies.  In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.  The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times.  Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets.  Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other similar securities represent securities of foreign issuers.  These securities are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities.  ADRs are typically designed for U.S. investors and held either in physical form or in book entry form.  EDRs are receipts issued by a European financial institution evidencing a similar arrangement but may be listed and traded on an European exchange as well as in the United States.  Typically, these securities are traded on the Luxembourg exchange in Europe.  Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in the European securities markets.  GDRs are similar to EDRs although they may be held through foreign clearing agents such as EuroClear and other foreign depositories.

Eurodollar and Yankee Dollar Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe.  Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries.  Yankee Dollar instruments are U.S. dollar denominated bonds issued in the United States by foreign banks and corporations.  These investments involve risks that are different from investments in securities issued by U.S. issuers.

Eurodollar Convertible Securities

Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.  The Funds may invest without limitation in Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange (“NYSE”) or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies.  Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks.  In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Currency Exchange Transactions

Each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.  Such Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract is an agreement to exchange one currency for another — for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean won — at a future date.  Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives.  Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund’s portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.  Use of currency hedging techniques may also be limited by management’s need to protect the status of each Fund as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”).

Foreign Mortgage-Related Securities

Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country.  These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited).  The mechanics of these mortgage-related securities are generally the same as those issued in the United States.  However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

International Debt Securities

International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs.  These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stock, pay-in-kind securities or zero-coupon securities.

In determining whether to invest in debt obligations of foreign issuers, a Fund will consider the relative yields of foreign securities, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currency to the U.S. dollar.  These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.  Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders.  A Fund’s portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative.  Although a portion of a Fund’s investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.  Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers.  For example, foreign issuers are not required to use generally accepted accounting principles.  If foreign securities are not registered under the Securities Act of 1933 (“1933 Act”), as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934 (“1934 Act”), as amended.  The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy.  In addition, it is generally more difficult to obtain court judgments outside the United States.

Restrictions on Foreign Investments.  Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund.  As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals.  Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries.  For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund.  Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions.  There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.  Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors.  A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.  No more than 15% of a Fund’s net assets may be comprised, in the aggregate, of assets that are:  (i) subject to material legal restrictions on repatriation; or (ii) invested in illiquid securities.  Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund.  For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

In certain countries, banks and other financial institutions may be among the leading companies or have actively traded securities.  The 1940 Act restricts each Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder.  The provisions may restrict a Fund’s investments in certain foreign banks and other  financial institutions.

Foreign Currency Risks.  Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stock for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund’s shares.

Risks of Investing in Foreign Securities.  Investments in foreign securities involve certain inherent risks, including the following:

Market Characteristics.  Settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.  Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.  Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees.  The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States.  The value of a Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters.  In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

Taxes.  The interest payable on certain of the Funds’ foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders.  A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund.

Costs.  The expense ratios of a Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.  In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.  The extent to which a Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the adviser’s or sub-adviser’s assessment of prevailing market, economic and other conditions.

Sovereign Debt Securities

Sovereign debt securities are issued by governments of foreign countries.  The sovereign debt in which these Funds may invest may be rated below investment-grade.  These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.  Brady Bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil,

Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries.

Supranational Agencies

Supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government.  Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is an organization of European countries engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

FIXED-INCOME SECURITIES

Each Fund may invest in debt securities.  The value of fixed-income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer.  Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years).  Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities (“ARMS”) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.  Generally, ARMS have a specified maturity date and amortize principal over their life.  In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal.  However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.  The amount of interest on an ARM is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.  Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates.  Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels.  Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by the Federal National Mortgage Association (“FNMA”)), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Asset-Backed Securities (Non-Mortgage)

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a Collateralized Mortgage Obligations structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, each Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Funds must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

The collateral behind certain asset-backed securities tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level.  Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates.  Faster prepayments will shorten the average life and slower prepayments will lengthen it.  Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor.  Actual yield may vary from the coupon rate.  However, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

Banking Industry Obligations/Short-Term Investments

Banking industry obligations include certificates of deposit bankers’ acceptances and fixed time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.  Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry.  Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectus, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.  The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security.  The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise.  There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument.

Debt obligations that are deemed investment-grade carry a rating of at least Baa- from Moody’s Investors Service, Inc. (“Moody’s”) or BBB- from Standard & Poor’s Ratings Services (“S&P”), or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa- or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Credit-Linked Notes

A credit-linked note (“CLN”) is generally issued by one party with a credit option, or risk, linked to a second party.  The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or a Fund in this case.  The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities.  The CLN’s price or coupon is linked to the performance of the reference asset of the second party.  Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity.  The cash flows are dependent on specific credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate.  The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments.  In return for these risks, the CLN holder receives a higher yield.  As with most derivative instruments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced).  The Funds cannot assure that it can implement a successful strategy regarding this type of investments.

Floating or Variable Rate Instruments

Variable rate demand instruments held by a Fund may have maturities of more than one year, provided:  (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year.  In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand.  A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note.  If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default.  A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk.  The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held.  Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

Government Trust Certificates

Government Trust Certificates represent an interest in a government trust, the property of which consists of:  (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the federal government of the United States (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998); and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA or less by a nationally recognized statistical rating organization (“NRSRO”).

Government National Mortgage Association Certificates

Government National Mortgage Association (“GNMA”) Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans.  GNMA is a U.S. government corporation within the Department of Housing and Urban Development.  Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (“FHA”) or Farmers’ Home Administration (“FMHA”) or guaranteed by the Veterans Administration (“VA”).  A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers.  Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the U.S. government.

GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.  “Modified pass through” type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers’ and GNMA fees), whether or not the mortgagor has made such payment.

GNMA Certificates are created by an “issuer,” which is an FHA approved mortgage banker who also meets criteria imposed by GNMA.  The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling.  Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool.  The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates.  This guarantee is backed by the full faith and credit of the United States.  GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee.  When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders.  Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool.  Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA Certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years.  The majority of GNMA Certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA Certificates as 30-year securities which prepay fully in the 12th year.

GNMA Certificates bear a nominal “coupon rate” which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer’s fees.  For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

Payments to holders of GNMA Certificates consist of the monthly distributions of interest and principal less the GNMA and issuer’s fees.  The actual yield to be earned by a holder of a GNMA Certificate is calculated by dividing such payments by the purchase price paid for the GNMA Certificate (which may be at a premium or a discount from the face value of the certificate).  Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA Certificates.  Because of the variation in the life of the pools of mortgages which back various GNMA Certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA Certificates, such as that in which a Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA Certificate included in such a portfolio as described.

The actual rate of prepayment for any GNMA Certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis.  Also, secondary-market trading of outstanding GNMA Certificates tends to be concentrated in issues bearing the current coupon rate.

Construction loan securities are issued to finance building costs.  The funds are disbursed as needed or in accordance with a prearranged plan.  The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal.  Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued.  It is each Fund’s policy to record these GNMA Certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GNMA Certificates — When-Issued And Delayed Delivery Transactions

GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis.  These transactions arise when GNMA Certificates are purchased or sold by a Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund.  No payment is made until delivery is due, often a month or more after the purchase.  The settlement date on such transactions will take place no more than 120 days from the trade date.  When a Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale.  Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous.  While when-issued GNMA Certificates may be sold prior to the settlement date, the Funds intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time a Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value (“NAV”).  ING Investments, LLC (“ING Investments”), the Funds’ investment adviser, and the sub-adviser each do not believe that a Fund’s NAV or income will be adversely affected by the purchase of GNMA Certificates on a when-issued basis.  A Fund may invest in when-issued securities without other conditions.  Such securities either will mature or be sold on or about the settlement date.  A Fund may earn interest on such account or securities for the benefit of shareholders.

Guaranteed Investment Contracts

Guaranteed Investment Contracts (“GICs”) are issued by insurance companies.  Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company’s general account.  The insurance company then credits to a Fund on a monthly basis guaranteed interest which is based on an index.  The GICs provide that this guaranteed interest will not be less than a certain minimum rate.  The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund.  In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund’s net assets.  The term of a GIC will be one year or less.  In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Interest/Principal Only Stripped Mortgage-Backed Securities

Each Fund may invest in Interest/Principal Only Stripped Mortgage-Backed Securities (“SMBS”).  SMBS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities.  The market prices of SMBS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality.

Moral Obligation Securities

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities.  If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

Mortgage-Related Securities

The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).  Federal mortgage-related securities include obligations issued or guaranteed by GNMA, FNMA, and the Federal Home Loan Mortgage Corporation (“FHLMC”).  GNMA is a wholly-owned corporate instrumentality of the United States, the securities and guarantees of which are backed by the full faith and credit of the U.S. government.  FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States with board members appointed by the President.  The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.  (See, “U.S. Government Securities.”)

Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans.  The payments to the security holders, like the payments on the underlying loans, represent both principal and interest.  Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment.  A borrower is more likely to repay a mortgage bearing a relatively high rate of interest.  This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates.  The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities.  If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities which are collateralized by mortgage pass-through securities.  Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order.  Each sequential tranche has a “stated maturity”—the latest date by which the tranche can be completely repaid, assuming no repayments—and has an “average life”—the average time to receipt of a principal payment weighted by the size of the principal payment.  The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as “pass-through” securities.  In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets.  The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets.  The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government, such as GNMA, or otherwise backed by FNMA or FHLMC.  Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features.  Both CMOs and REMICs are issued by private entities.  They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer.  CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

Some of these mortgage-related securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which securities have exposure to subprime loans or mortgages.  Futhermore, the risk of allocation techniques employed by these instruments may not be successful, which could lead to credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency.  These instruments may not be liquid.

Risks of Mortgage Related Investment.  Investments in mortgage-related securities involve certain risks.  In periods of declining interest rates, prices of fixed-income securities tend to rise.  However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates.  The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase.  Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities.  In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund.  Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy.  For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.  Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.  Further, SMBS are likely to experience greater price volatility than other types of mortgage securities.  The yield to maturity on the interest-only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets.  Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets.  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made.  A Fund could fail to fully recover its initial investment in a CMO residual or a SMBS.

Municipal Securities

Municipal securities are debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities (“municipal securities”).  Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

In general, municipal securities debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works.  Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities.  General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.  Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments.  Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax.  Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.  Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations.  Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects.  Some authorities are provided further security in the form of a state’s assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company.  The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978.  In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal Lease Obligations - These are lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”).  Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation.  A Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority.  However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.  In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria:  (1) rated A or better by at least one NRSRO; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the adviser or sub-adviser to be critical to the lessee’s ability to deliver essential services; and (4) contain legal features which the adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Short-Term Municipal Obligations.  These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes.  They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.  They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged.  The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects.  After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Subordinated Mortgage Securities - Subordinated mortgage securities have certain characteristics and certain associated risks.  In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date.  One or more classes of each series may be entitled to receive distributions allocable only to principal, principal payments, interest or any combination thereof to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates.  The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated.  Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates.  Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount.  All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders.  Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated.  The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise.  Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted.  For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security.  The primary credit risk of investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages.  The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

The adviser or sub-advisers will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities.  The adviser or sub-advisers have developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities.  Each pool purchase is reviewed against the guidelines.  A Fund seeks opportunities to acquire subordinated residential mortgage securities when, in the view of the adviser or sub-advisers, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments.  The adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Tax Exempt Industrial Development and Pollution Control Bonds - These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer.  They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control.  Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Savings Association Obligations

The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

U.S. Government Securities

Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds.  These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States.  They differ primarily in their interest rates, the length of their maturities and the dates of issuance.  In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as GNMA, which are also backed by the full faith and credit of the United States.  Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association (“SLMA”), the FNMA and the FHLMC.  While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury.  In case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself if the agency or instrumentality does not meet its commitment.  The Funds will invest in securities of such agencies or instrumentalities only when the adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities that are backed by the full faith and credit of the United States.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition.  In addition, the U.S. Treasury has also taken the following additional steps with respect to FNMA and FHLMC:  (i) a commitment of indefinite duration to maintain the positive net worth of FNMA and FHLMC in exchange for senior preferred stock and warrants for common stock of the entities; (ii) the establishment of a new secured lending credit facility that is expected to be available to FNMA and FHLMC until December 2009; and (iii) a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009.  No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury initiatives discussed above will be successful.

Zero-Coupon and Pay-In-Kind Securities

Zero-coupon and deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and therefore are issued and traded at a discount from their face amounts or par value.  The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.  The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches.  A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash.  Later the bond may pay cash interest.  Pay-in-kind bonds are typically callable at about the time they begin paying cash interest.  The market prices of zero-coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities.  Zero-coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

OTHER INVESTMENTS

Derivatives

Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets.  Types of derivatives include options, futures contracts, options on futures and forward contracts.  Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities.  Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  By contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the sub-adviser to forecast interest rates and other economic factors correctly.  If the sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss.

A Fund might not employ any of the strategies described below, and not assurance can be given that any strategy used will succeed. If the adviser or sub-adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, a Fund might have been in a better position if it had not entered into transaction at all. Also, suitable derivative transactions may not be available in all circumstances.  The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of relates investments.  While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause a Fund to realize higher amounts of short-term capital gains generally cause a Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (“CFTC”).  To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels:  a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person.  To be eligible, natural persons and most other entities must have total assets exceeding $10 million;

The Funds have claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore are not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will benefit the Funds.

commodity pools and employee benefit plans must have assets exceeding $5 million.  In addition, an eligible swap transaction must meet three conditions.  First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms.  Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms.  Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Financial Futures Contracts and Related Options

A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument.  The futures exchanges and trading in the United States are regulated under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place.  Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date.  Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration.  Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.  Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment.  A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate.  The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading.  Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge).  If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio.  It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities.  In such instances, a Fund’s overall return could be less than if the hedging transactions had not been undertaken.

Investments in futures contracts on fixed-income securities involve the risk that if the adviser’s or sub-adviser’s judgment concerning the general direction of interest rates is incorrect, a Fund’s overall performance may be poorer than if it had not entered into any such contract.  For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.  Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

“Margin” is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund’s futures contracts.  A margin deposit is intended to assure a Fund’s performance of the futures contract.  The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund.  These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required.  In computing daily NAVs, each Fund will mark-to-market the current value of its open futures contracts.  Each Fund expects to earn interest income on its initial margin deposits.

When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full “notional” value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

A Fund can buy and write (sell) options on futures contracts.

Potential Lack of a Liquid Secondary Market.  Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established.  While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time.  In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements.  The inability to close out futures or option positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio, or the relevant portion thereof.

The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Foreign Currency Options

Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put and call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Foreign Futures Contracts and Foreign Options

Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade.  Neither the CFTC, the National Futures Association (“NFA”), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws.  Generally, the foreign transaction will be governed by applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs.  Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA.  In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Additional Restrictions on the Use of Futures and Option Contracts.  CFTC regulations require that to prevent a Fund from being a commodity pool a Fund enters into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions.  As evidence of its hedging intent, a Fund expects that at least 75% of futures contract purchases will be “completed”; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market.  With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Fund’s net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates.  The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Because such contracts are not traded on an exchange, the sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis.  The Funds may convert foreign currency from time to time.  Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

Forward Currency Contracts

Each Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired.  If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency.  If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency.  In such circumstances, the    Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.  In the event of rate fluctuations adverse to the Funds’ position, it would lose the premium it paid and transactions costs.  A call written on a foreign currency by a Fund is covered if a Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Forward Foreign Currency Contracts

Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract.  These contracts are generally traded in the interbank market conducted directly between currency traders and their customers.  A Fund may enter into a forward exchange contract in order to “lock in” the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures.  Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated.  This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment.  This technique is referred to as “cross hedging.”  The success of cross hedging is dependent on many factors, including the ability of the sub-adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar.  To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates.  The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Because such contracts are not traded on an exchange, the adviser or sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis.  The Funds may convert foreign currency from time to time.  Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

Holding Company Depositary Receipts (“HOLDRs”)

HOLDRs are trust-issued receipts that represent the Funds’ beneficial ownership of a specific group of stock. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Funds’ investments will decline in value if the underlying stock decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Index-, Currency- and Equity-Linked Securities

Index-linked notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity.  Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500® Composite Stock Price (“S&P 500®”) Index.  At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity.  Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies.  Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index- and currency-linked securities are derivative instruments that may entail substantial risks.  Such instruments may be subject to significant price volatility.  The company issuing the instrument may fail to pay the amount due on maturity.  The underlying investment or security may not perform as expected by the adviser or sub-adviser.  Markets, underlying securities and indices may move in a direction that was not anticipated by the adviser or sub-adviser.  Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad.  Certain derivative instruments may be illiquid.

Options on Futures

A futures option gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option.  Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by a Fund.

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them.  Examples include face-amount certificate companies, unit investment trusts and management companies.  When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies’ fees and expenses.

Each Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act and the rules, regulations and exemptive orders thereunder.  For so long as shares of a Fund are purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Exchange-Traded Funds (“ETFs”) — ETFs are investment companies whose goal it is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF’s underlying securities. Additionally, if a Fund elects to redeem its ETF shares rather than selling them on the secondary market, a Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when a Fund invests in ETFs, shareholders of a Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Over-the-Counter Options

The staff of the SEC has taken the position that purchased over-the-counter options (“OTC Options”) and the assets used as cover for written OTC Options are illiquid securities.  The Funds intend to establish standards for the creditworthiness of the dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the adviser.  Under these special arrangements, a Fund will enter into contracts with dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract.  Although the specific details of the formula may vary between contracts with different dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, by which the option is “in-the-money.”  The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.”  “Strike price” refers to the price at which an option will be exercised.  “Cover assets” refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by a Fund.  Under such circumstances, the Funds will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is “in-the-money”).  Although each agreement will provide that the Funds’ repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written.  Therefore, a Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

Private Funds

U.S. or foreign private limited partnerships or other investment funds, which are referred to as private funds (“Private Funds”).  Investments in Private Funds may be highly speculative and volatile.  Because Private Funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in sections 3(c)(1) or 3(c)(7) of the 1940 Act, a Fund’s ability to invest in them will be limited.  In addition, Fund shareholders will remain subject to the Fund’s expenses while also bearing their pro rata share of the operating expenses of the Private Funds.  The ability of a Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund’s entire investment in the Private Fund.

Private investment funds include a variety of pooled investments.  Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act.  As an investor, a Fund owns a proportionate share of the trust.  Typically, the trust does not employ a professional investment manager.  Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index.  A Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold.  However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized.  In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

The pooled investments allow a Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed-income securities.  Because the trust holds securities of many issuers, the default of a few issuers would not impact the Funds significantly.  However, a Fund bears any expenses incurred by the trust.  In addition, a Fund assumes the liquidity risks generally associated the privately offered pooled investments.

Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships.  The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests.  Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another.  Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and “qualified purchasers” or “qualified institutional buyers” for privately offered securities.

A Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

Private investment funds also include investments in certain structured securities.  Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference.  Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

Put and Call Options

A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date).  A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date.  A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ING Investments or the sub-adviser.

The Funds will not write call options on when-issued securities.  The Funds purchase call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index.  A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.  If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period.  If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price.  Usually, this risk can be eliminated by entering into an offsetting transaction.  However, the cost to do an offsetting transaction and terminate a Fund’s obligation might be more or less than the premium received when it originally wrote the option.  Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price.  A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date.  This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements.  In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price.  The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price.  If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price.  If the put lapses unexercised, the writer realizes a gain in the amount of the premium.  If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

The purchase of put options may be used to protect a Fund’s holdings in an underlying security against a substantial decline in market value.  Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price.  By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.  The purchase of put options may also be used by a Fund when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option’s current market value.  The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction.  Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund.  This asset will be adjusted daily to the option’s current market value.  The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security.  Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both.  If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security.  There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price.  If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security.  A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions.  These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Real Estate Securities

Investments in real estate securities include interests in real estate investment trusts (“REITs”), real estate development, real estate operating companies, (“REOCs”) and companies engaged in other real estate related businesses.  REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate.  A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the northeastern United States, or both.  A REOC is a company that derives at least 50% of its gross revenues or net profits from either:  (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally.  Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Restricted and Illiquid Securities

A Fund may invest in a restricted security or an illiquid security if the adviser or a sub-adviser believes that it presents an attractive opportunity.  Generally, a security is considered illiquid if it cannot be disposed of within seven days.  Its illiquidity might prevent the sale of such a security at a time when the adviser or sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

Because of the nature of these securities, a considerable period of time may elapse between a Fund’s decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline.  The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by a Fund.  When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them.  Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.  A Fund may also acquire securities through private placements.  Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable.  Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company’s Board.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale.  They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under a Fund’s procedures, restricted securities could be treated as liquid.  However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Stock Index Options

Stock index options include put and call options with respect to the S&P 500® Index and other stock indices.  These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of a Fund.

The distinctive characteristics of options on stock indices create certain risks not found in stock options generally.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock.  Accordingly, successful use by a Fund of options on a stock index depends on the adviser’s or sub-adviser’s ability to predict correctly movements in the direction of the stock market generally.  This requires different skills and techniques than predicting changes in the price of individual stock.

Index prices may be distorted if circumstances disrupt trading of certain stock included in the index, such as if trading were halted in a substantial number of stock included in the index.  If this happens, a Fund could be unable to close out options, which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund.  The Funds purchase put or call options only with respect to an index which the adviser or sub-adviser believes includes a sufficient number of stock to minimize the likelihood of a trading halt in the index.

Straddles

A Straddle, which may be used for hedging purposes, is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of a Fund’s overall position.  A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Swap Transactions

The interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectus.  Each Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement.  If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap).  The gains and losses on all swaps are then netted, and the result is the counterparty’s gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as “aggregation.”

Risks of Investing in Options.  There are several risks associated with transactions in options on securities and indices.  Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.  There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.  In addition, a liquid secondary market for particular options may be absent for reasons which include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.  The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of a Fund as a RIC.  (See, “Dividends, Distributions and Taxes.”)

In addition, foreign option exchanges do not afford to participants many of the protections available in U.S. option exchanges.  For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing.  (See, “OTC Options.”)

To Be Announced Sale Commitments

Each Fund may enter into To Be Announced (“TBA”) sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate.  A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements.  Proceeds of TBA sale commitments are not received until the contractual settlement date.  During the time a TBA sale commitment is outstanding, a Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price.  Unsettled TBA sale commitments are valued at current market value of the underlying securities.  If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security.  If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

Warrants

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

INVESTMENT TECHNIQUES

Borrowing

A Fund may borrow from banks.  If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.  If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.  Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Lending of Portfolio Securities

In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Fund’s total assets.  No lending may be made with any companies affiliated with the adviser.  These loans earn income for the Funds and are collateralized by cash, securities or letters of credit.  The Funds might experience a loss if the financial institution defaults on the loan.  The Funds seek to mitigate this risk through contracted indemnification upon default.

The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  Loans are subject to termination at the option of the Funds or the borrower at any time.  The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.  There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.  Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in a Fund.  When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities.  A Fund could incur losses in connection with the investment of such cash collateral.

Repurchase Agreements

Repurchase agreements may be considered to be loans by the Funds for purposes of the 1940 Act.  Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times.  Pursuant to such repurchase agreements, a Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price.  The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.  The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the adviser or sub-adviser will monitor the value of the collateral.  Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited.  Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

Reverse Repurchase Agreements and Dollar Roll Transactions

Reverse repurchase agreement transactions involve the sale of U.S. government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date.  A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions.  At the time it enters into a reverse repurchase agreement, a Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund’s total assets.  Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint.  Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

In order to enhance portfolio returns and manage prepayment risks, the Funds may engage in dollar roll transactions.  In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price.  The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.  During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security.  When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date.  These securities are marked daily and are maintained until the transaction is settled.

Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the

“costs of the agreements” (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or “substantially the same” security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security.  If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund’s NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case.  Reverse repurchase agreements and dollar roll transactions, as leveraging techniques, may increase a Fund’s yield in the manner described above; however, such transactions also increase a Fund’s risk to capital and may result in a shareholder’s loss of principal.

Securities, Interest Rate and Currency Swaps

Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectus.  A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement.  If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap).  The gains and losses on all swaps are then netted, and the result is the counterparty’s gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as “aggregation.”

Short Sales

A Fund may make short sales of securities it already owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales against the box).  In a short sale that is not against the box, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security.  To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer.  A Fund must replace the security borrowed by purchasing it at the market price at the time of replacement.  A Fund is said to have a “short position” in the securities sold until it delivers them to the broker.  The period during which a Fund has a short position can range from one day to more than a year.  Until a Fund replaces the security, the proceeds of the short sale are retained by the broker, and a Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan.  To meet current margin requirements, a Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

Short sales by a Fund that are not made against the box create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique.  Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale.  Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly.  Under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale against the box, the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale.  The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.  To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.  A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A Fund’s decision to make a short sale against the box may be a technique to hedge against market risks when the adviser or sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security.  In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position.  The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is against the box and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which  difference is adjusted daily for changes in the value of the securities sold short.  The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.  Each Fund will comply with these requirements.  In addition, as a matter of policy, the Funds’ Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund’s total assets, taken at market value.

The extent to which a Fund may enter into short sales transactions may be limited by the Code requirements for qualification of the Fund as a RIC.  (See, “Dividends, Distributions and Taxes.”).

Temporary Defensive Positions

A Fund may invest in short-term, high-quality debt instruments and in U.S. government securities for the following purposes:  (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the adviser’s or the sub-adviser’s determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and (iv) to take a temporary defensive position.

Although it is expected that a Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest for temporary defensive purposes include:  (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements.  The Funds will invest in short-term instruments that do not have a maturity of greater than one year.

When-Issued Securities and Delayed-Delivery Transactions

In order to secure prices or yields deemed advantageous at the time the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made.  The Funds may also enter into forward commitments.  The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage.  In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, a Fund prior to the actual delivery or payment by the other party to the transaction.  Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.  Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.  Each Fund will establish a segregated account with the custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be “marked to market” daily.  Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but a Fund may sell these securities before the settlement date if deemed an advisable investment strategy.  In these cases, a Fund may realize a capital gain or loss.  When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade.  Failure to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).  Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

The investment objective of each Fund is not fundamental and may be changed without a shareholder vote.

Each Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without approval of the holders of a “majority” of each Fund’s outstanding voting securities, as that term is defined in the 1940 Act.  The term “majority” is defined in the 1940 Act as the lesser of:  (1) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy; or (2) more than 50% of each Fund’s outstanding voting securities.

As a matter of fundamental policy, each Fund may not:

(1)           purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other registered management investment companies;

(2)           purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more registered management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

(3)           make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund;

(4)           issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

(5)           purchase or sell real estate, except that the Fund may:  (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

(6)           purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).  This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts;

(7)           borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund; and

(8)           underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either:  (a) in connection with the disposition of a Portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.  This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote.  A Fund will not:

1.             make short sales of securities, other than short sales against the box, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this SAI and in the Prospectus;

2.             invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);

3.             invest in companies for the purpose of exercising control or management;

4.             purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

5.             invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price.  Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered.  ING Investments or the applicable sub-adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

Where a Fund’s investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase.  There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change.  With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by Global Industry Classification Standard or Standard Industrial Classification (“SIC”).  The adviser or sub-adviser believes that the industry characteristics selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different.  Industry classifications may be changed from time to time to reflect changes in the market place.

ING Small Company Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small-capitalization companies as defined in the Prospectus.  The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in such investment policy.  If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

PORTFOLIO TURNOVER

A change in securities held in the portfolio of a Fund is known as “portfolio turnover” and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.  Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less.  A Fund cannot accurately predict its turnover rate, however the rate will be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.  A high turnover rate would increase commission expenses and may involve realization of capital gains by the Funds.  Each Fund’s historical turnover rates are included in the Financial Highlights tables in the Prospectus.

DISCLOSURE OF THE FUNDS’ PORTFOLIO SECURITIES

Each Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis.   This schedule is filed with each Fund’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Fund posts its portfolio holdings schedule on ING’s website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter.  The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g., each Fund will post the quarter-ending June 30 holdings on July 31).  A Fund may also post its complete or partial portfolio holdings on its website as of a specified date.

Each Fund also compiles a list of the Fund’s ten largest holdings (the “Top Ten”).  Each Fund will post its Top Ten holdings on the Funds’ website ten calendar days following the end of the previous calendar month.  The Top Ten holdings information shall be as of the last day of the previous calendar month (e.g., release June 30 data on July 11).

Investors (both individual and institutional), financial intermediaries that distribute each Fund’s shares and most third parties may receive the Fund’s annual or semi-annual shareholder reports, or view them on ING’s website, along with each Fund’s portfolio holdings schedule.  The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING’s website, a Fund may provide its complete portfolio holdings to certain unaffiliated third parties and affiliates when a Fund has a legitimate business purpose for doing so.  Unless otherwise noted below, a Fund’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which information is requested and the date the information is provided.  Specifically, a Fund’s disclosure of its portfolio holdings may include disclosure:

•              To a Fund’s independent registered public accounting firm, named herein, for use in providing audit opinions;

•              To financial printers for the purpose of preparing Fund regulatory filings;

•              For the purpose of due diligence regarding a merger or acquisition;

•              To a new adviser or sub-adviser prior to the commencement of its management of the Fund;

•              To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and S&P, such agencies may receive more data from the Funds than is posted on the Funds’ website;

•              To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Funds;

•              To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Fund; or

•              To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of a Fund’s shareholders, on the one hand, and those of a Fund’s adviser, sub-adviser, principal underwriter or any affiliated person of a Fund, its adviser, or its principal underwriter, on the other.  Such Policies authorize the Funds’ administrator to implement the Board’s Policies and direct the administrator to document the expected benefit to shareholders.  Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of a Fund’s shareholders.  Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-advisers, principal underwriter and their affiliates.  The Board has authorized the senior officers of the Funds’ administrator to authorize the release of a Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies.  The Funds’ administrator reports quarterly to the Board regarding the implementation of the Policies.

Each Fund has the following ongoing arrangements with certain third parties to provide the Fund’s portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
ISS Governance Services, a unit of RiskMetrics Group, Inc.	Proxy Voting & Class Action Services	Daily	None
Charles River Development	Compliance	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Fund and its shareholders.  The Board must approve any material change to the Policies.  The Policies may not be waived, or exceptions made, without the consent of ING’s Legal Department.  All waivers and exceptions involving any of the Funds will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.  No compensation or other consideration may be received by the Funds, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

MANAGEMENT OF THE COMPANY

Information about each Director of the Company is set forth in the table below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Memberships held by Director

Directors who are not “Interested Persons”

Dr. Albert E. DePrince, Jr. 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 68	Director	June 1998 – Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991– Present).	41	Academy of Economics and Finance (February 2002 – Present).

Martin J. Gavin 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 59	Director	January 2009 – Present	President, Connecticut Children’s Medical Center (May 2006 – Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 – May 2006).	41	None

Russell H. Jones 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 65	Director	December 2007 – Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation (April 1973 – March 2008).	41	None.

Sidney Koch 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 74	Director	April 1994 – Present	Retired. Self-Employed Consultant (June 2000 – Present).	41	None.

Dr. Corine T. Norgaard 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 71	Director	June 1991– Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 – June 2004) and President, Thompson Enterprises (September 2004 – September 2005).	41

MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 – Present); MassMutual Premier Funds (December 2004 – Present); and MML Series Investment Funds II (December 2005 – Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 51	Director	January 2003 –Present	President, Obermeyer & Associates, Inc. (November 1999 – Present).	41	None.

Directors who are “Interested Persons”

Shaun Mathews(3)(4) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 53	Director	December 2007 –Present	President and Chief Executive Officer, ING Investments, LLC (5) (November 2006 – Present). Formerly, President ING Mutual Funds and Investment Products (November 2004 – November 2006) and Chief Marketing Officer, ING USFS (April 2002 – October 2004).	41

ING Services Holding Company, Inc. (May 2000 – Present); Southland Life Insurance Company (June 2002 –Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC (6), ING Funds Services, LLC (7), ING Investments, LLC (5) and ING Pilgrim Funding, Inc. (December 2006 – Present).

(1)                                Directors serve until their successors are duly elected and qualified.

(2)                                For the purposes of this table, “Fund Complex” means the following investment companies:  ING Balanced Portfolio, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Intermediate Bond Portfolio; ING  Money Market Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.  The number of Funds in the Fund Complex is as of May 31, 2009.

(3)                                Mr. Mathews, is also a director of the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund;  ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.  Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies.

(4)                                “Interested person” of the Company, as defined in the 1940 Act, is such because of a relationship with ING Groep N.V., the parent corporation of the adviser of the Fund, ING Investments, LLC, and the Distributor, ING Funds Distributor, LLC.

(5)                                ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(6)                                ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities.

(7)                                ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.  ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

Officers

Information about the Funds’ Officers is set forth in the table below:

Name, Address and Age	Position Held with the Company	Term of Office and Length Of Time Served (1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	December 2006 – Present

President and Chief Executive Officer, ING Investments, LLC (2) (November 2006 - Present).  Formerly, President, ING Mutual Funds and Investment Products (November  2004 – November 2006) and Chief Marketing Officer, ING USFS (April 2002 - October 2004).

Michael J. Roland 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 51	Executive Vice President	April 2002 – Present

Head of Mutual Fund Platform (February 2007 – Present) and Executive Vice President, ING Investments, LLC (2) and ING Funds Services, LLC (3) (December 2001 - Present).  Formerly, Executive Vice President, Head of Product Management (January 2005 – January 2007); Chief Compliance Officer, ING Investments, LLC (2) and Directed Services LLC (4) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC (2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President	March 2002 – Present	Executive Vice President, ING Investments, LLC (2) (July 2000 – Present) and Chief Investment Risk Officer, ING Investments, LLC (2) (January 2003 – Present).

Name, Address and Age	Position Held with the Company	Term of Office and Length Of Time Served (1)	Principal Occupation(s) During the Last Five Years

Joseph M. O’Donnell 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 54	Executive Vice President Chief Compliance Officer	March 2006 – Present November 2004 – Present

Chief Compliance Officer of the ING Funds (November 2004 – Present) and Executive Vice President of the ING Funds (March 2006 – Present).  Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 – July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(4) (March 2006 – July 2008) and ING Life Insurance and Annuity Company (March 2006 – December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 – October 2004).

Todd Modic 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, ING Funds Services, LLC (3) (March 2005 – Present). Formerly, Vice President, ING Funds Services, LLC (3) (September 2002 – March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 44	Senior Vice President	December 2003 – Present	Senior Vice President, ING Investments, LLC (2) (October 2003 – Present).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present

Chief Compliance Officer, ING Investments, LLC (2) (July 2008 – Present); Investment Advisor Chief Compliance Officer, Directed Services, LLC (4) (July 2008 – Present); Head of Retail Compliance, ING Funds Distributor, LLC (5) and ING Funds Services, LLC (3), (July 2008 – Present); and Senior Vice President, ING Investment, LLC (2) (December 2006 – Present), ING Funds Services, LLC (3) (April 2006 – Present), ING Funds Distributor, LLC (5) (July 2008 – Present), and Directed Services LLC (4) (July 2008 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 – March 2006).

Robert Terris 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 38	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC (3) (October 2001 – May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	March 2002 – Present	Vice President and Treasurer, ING Funds Services, LLC (3) (November 1995 – Present) and ING Investments, LLC (2) (August 1997 – Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 55	Vice President	March 2003 – Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (5) (August 1995 - Present); Vice President, ING Investments, LLC (2) and ING Funds Services, LLC (3) (February 1996 – Present); and Director of Compliance, ING Investments, LLC (2) (October 2004 – Present).  Formerly, Chief Compliance Officer, ING Investments, LLC (2) (October 2001 - October 2004).

Maria M. Anderson 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 – Present	Vice President, ING Funds Services, LLC (3) (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC (3) (October 2001 – September 2004).

Name, Address and Age	Position Held with the Company	Term of Office and Length Of Time Served (1)	Principal Occupation(s) During the Last Five Years

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 37	Vice President	September 2007 - Present

Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present).  Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Denise Lewis 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 45	Vice President	April 2007 – Present	Vice President, ING Funds Services, LLC (3)(December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 – Present

Vice President, ING Funds Services, LLC (3) (March 2006 – Present).  Formerly, Assistant Vice President, ING Funds Services, LLC (3) (August 2004 – March 2006) and Manager, Registration Statements, ING Funds Services, LLC (3) (May 2003 – August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	March 2003 – Present	Assistant Vice President, ING Funds Services, LLC (3) (December 2002 – Present).

Craig Wheeler 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	June 2008 – Present

Assistant Vice President - Director of Tax, ING Funds Services, LLC (3) (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (3) (March 2005 - March 2008) and Tax Senior, ING Funds Services, LLC (3) (January 2004 - March 2005.

Theresa K. Kelety 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 46	Secretary	September 2003 – Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	September 2003 – Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present).

Kathleen Nichols 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	June 2008 – Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008).

(1)                                The officers hold office until the next annual meeting of Directors and until their successors shall have been elected and qualified.

(2)                                ING Investments, LLC was previously named ING Pilgrim Investments, LLC.  ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(3)                                ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.  ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

(4)                                Directed Services LLC is successor in interest to Directed Services, Inc.

(5)                                ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim America Securities, Inc.

Board

The Board governs each Fund and is responsible for protecting the interests of shareholders.  The Directors are experienced executives who oversee the Funds’ activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s performance.

Frequency of Meetings

The Board currently conducts regular meetings four (4) times a year.  The Audit Committee also meets regularly four (4) times per year, and the remaining Committees meet as needed.  In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.  Each Committee listed below operates pursuant to a Charter approved by the Board.

Committees

The Board has established an Audit Committee, whose function includes, among other things, meeting with the independent registered public accounting firm of each Fund to review the scope of the Company’s audit, the Company’s financial statements and interim accounting controls, and to meet with management concerning these matters.  The Audit Committee currently consists of six (6) Independent Directors.  The following Directors serve as members of the Audit Committee: Dr. DePrince, Mr. Gavin, Mr. Koch, Dr. Norgaard, Mr. Obermeyer, and Mr. Jones.  Mr. Obermeyer currently serves as Chairperson and Dr. Norgaard currently serves as Vice Chairperson of the Audit Committee.  The Audit Committee held four (4) meetings during the fiscal year ended May 31, 2008.

The Board has established a Contracts Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with a Fund or its shareholders.  The Contracts Committee currently consists of six (6) Independent Directors.  The following Directors serve as members of the Contracts Committee: Dr. DePrince, Mr. Gavin, Mr. Koch, Dr. Norgaard, Mr. Obermeyer, and Mr. Jones.  Mr. DePrince currently serves as Chairperson and Dr. Koch currently serves as Vice Chairperson of the Contracts Committee.  The Contracts Committee held seven (7) meetings during the fiscal year ended May 31, 2008.

The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board.  The Nominating Committee currently consists of six (6) Independent Directors.  The following Directors serve as members of the Nominating Committee: Dr. DePrince, Mr. Gavin, Mr. Koch, Dr. Norgaard, Mr. Obermeyer, and Mr. Jones.  There is no Chairperson or Vice Chairperson of the Nominating Committee. The Nominating Committee is willing to consider nominations for vacancies received from shareholders in the same manner as it reviews its own nominees.  Shareholders wishing to submit a nomination for Director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to each Fund) in writing to the Nominating Committee, c/o the Secretary of the Funds, ING Series Fund, Inc., 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. Any such recommendation made by such shareholder must contain  information for the Nominating Committee to make an assessment of the candidate’s suitability for the position of Independent Director.  The Nominating Committee held no meetings during the fiscal year ended May 31, 2008.

The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management.  The Valuation Committee currently consists of six (6) Independent Directors and one (1) Director who is an “interested person,” as defined in the 1940 Act.  The following Directors serve as members of the Valuation Committee: Mr. Koch, Dr. DePrince, Mr. Gavin,

Dr. Norgaard, Mr. Obermeyer, Mr. Jones and Mr. Mathews.  There is not an elected Chairperson or Vice Chairperson of the Valuation Committee.  The Valuation Committee held no meetings during the fiscal year ended May 31, 2008.

The Board has established a Compliance Committee for the purposes of (1) providing oversight with respect to compliance by the Funds and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Funds and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws.  The Compliance Committee currently consists of five (5) Independent Directors.  The following Directors serve as members of the Compliance Committee: Dr. DePrince, Mr. Gavin, Mr. Koch, Dr. Norgaard, Mr. Obermeyer, and Mr. Jones.  Dr. Norgaard currently serves as Chairperson and Mr. Jones currently serves as Vice Chairperson of the Compliance Committee.  The Compliance Committee meets as needed.  The Compliance Committee held four (4) meetings during the fiscal year ended May 31, 2008.

Director Ownership of Securities

Set forth in the table below is the dollar range of equity securities owned by each Director for the calendar year ended December 31, 2008.

	Dollar Range of Equity Securities in the Fund as of December 31, 2008		Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen
Name of Director	Growth and Income	Small Company	by Director in Family of Investment Companies
Independent Directors
Albert E. DePrince, Jr.	N/A	$10,001-$50,000(1)	Over $100,000 Over $100,000(1)
Martin J. Gavin(2)	N/A	N/A	N/A
Russell H. Jones	$10,001-$50,000(1)	$50,001 - $100,000(1)	Over $100,000(1)
Sidney Koch	N/A	N/A	Over $100,000
Corine T. Norgaard	N/A	N/A	Over $100,000
Joseph E. Obermeyer	N/A	N/A	Over $100,000(1)
Interested Directors
Shaun P. Mathews	$ 1 - $10,000(1)	$10,001-$50,000	Over $100,000 $50,001 - $100,000(1)

(1)	Includes the value of shares in which a Director has an indirect interest through a deferred compensation plan and/or a 401K plan.

(2)	Mr. Gavin commenced services as Director effective January 1, 2009.

Independent Director Ownership of Securities

Set forth in the table below is information regarding each Independent Director’s (and his or her immediate family members) share ownership in securities of the Funds’ adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the Funds (not including registered investment companies) as of December 31, 2008.

Name of Director	Name of Owners and Relationship to Director	Company	Title of Class	Value of Securities	Percentage of Class
Albert E. DePrince, Jr.	N/A	N/A	N/A	N/A	N/A
Martin J. Gavin(1)	N/A	N/A	N/A	N/A	N/A
Russell H. Jones	N/A	N/A	N/A	N/A	N/A
Sidney Koch	N/A	N/A	N/A	N/A	N/A
Corine T. Norgaard	N/A	N/A	N/A	N/A	N/A
Joseph Obermeyer	N/A	N/A	N/A	N/A	N/A

(1)           Mr. Gavin commenced services as Director effective January 1, 2009.

DIRECTOR COMPENSATION

Each Fund pays each Director who is not an interested person a pro rata share, as described below, of:  (i) an annual retainer of $66,000; (ii) $7,500 for each in person meeting of the Board; (iii) $7,500 for each Contracts Committee attended in person; (iv) $3,500 per attendance of any Committee meeting (except Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except Contracts Committee) not held in conjunction with a meeting of the Board; (v) $2,500 per telephonic meeting; (vi) $45,000 annual fee to the Chairperson of the Contracts Committee, $15,000 annual fee to the Chairpersons of the Audit and Compliance Committees, $5,000 annual fee to the Chairperson of the Nominating Committee (for periods in which the Committee has operated); and (vii) $25,000 annual fee to the Vice Chairperson of the Contracts Committee and $7,500 annual fee to the Vice Chairperson of both the Audit and Compliance Committees.  The pro rata share paid by each Fund is based on each Fund’s average net assets as a percentage of the average net assets of all the funds managed by the adviser for which the Directors serve in common as Directors.

The following table sets forth information provided by the Funds’ adviser regarding compensation of Directors by each Fund and other funds managed by the adviser and its affiliates for the fiscal year ended May 31, 2008.  Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from the Company or any other funds managed by the adviser or its affiliates.

Compensation Table

Name of Director	Growth and Income	Small Company	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from the Funds and ING Mutual Funds Complex Paid to Directors(1)
Albert E. DePrince, Jr.(2)	$2,618	$1,176	$16,690	N/A	$207,250
Maria T. Fighetti (2)(3)	$2,323	$1,057	$14,981	N/A	$186,000
Martin J. Gavin (4)	N/A	N/A	N/A	N/A	N/A
Russell H. Jones	$955	$235	$3,543	N/A	$45,000
Sidney Koch	$2,847	$1,268	$18,002	N/A	$223,500
Shaun Mathews	N/A	N/A	N/A	N/A	N/A
Corine T. Norgaard	$2,626	$1,184	$16,796	N/A	$208,500
Edward T. O’Dell(2) (5)	$2,011	$940	$13,325	N/A	$164,500
Joseph E. Obermeyer (2)	$2,525	$1,142	$16,191	N/A	$201,000

(1)   Represents compensation from 35 funds (total in complex as of May 31, 2008).

(2)          Includes amounts deferred pursuant to a Deferred Compensation Plan.  During the fiscal year ended May 31, 2008, Joseph E. Obermeyer, Maria T. Fighetti and Russell H. Jones deferred $49,025, $39,750 and $122,643, respectively, of their compensation from the Fund Complex.

(3)          Ms. Fighetti ceased serving as a Director on July 5, 2008.

(4)   Mr. Gavin commenced services as a Director effective January 1, 2009.

(5)   Mr. O’Dell retired from the Board effective March 31, 2008.

The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72. The Independent Directors voted to grant Mr. Koch the second such extension at the Board meeting held on March 19, 2009.

CODE OF ETHICS

The Funds, the adviser, the sub-adviser and the Distributor have adopted a code of ethics (“Code of Ethics” or written supervisory procedures) governing personal trading activities of all Directors, Officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale.   The Code of Ethics is intended to prohibit fraud against the Funds that may arise from personal trading of securities that may be purchased or held by the Funds or of the Funds’ shares.  The Code of Ethics also prohibits short-term trading of a Fund by persons subject to the Code of Ethics.  Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds’ Compliance Department and to report all transactions on a regular basis.  The sub-adviser has adopted its own Code of Ethics to govern the personal trading activities of its personnel.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds’ portfolio securities.  The procedures delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest.  In delegating voting authority to the adviser, the Board has also approved the adviser’s proxy voting procedures, which require the adviser to vote proxies in accordance with the Funds’ proxy voting procedures and guidelines.  An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  A copy of the proxy voting procedures and guidelines of the Funds, including procedures of ING Investments, LLC, is attached hereto as Appendix A.  No later than August 31st of each year, information regarding how the Funds voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds’ website (www.ingfunds.com) or by accessing the SEC’s EDGAR database (www.sec.gov).

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders.  Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.  As of June 11, 2009, no person owned any of the outstanding Class W shares of the Funds.  As of June 1, 2009, Officers and Directors of the Company owned less than 1% of the outstanding shares of any of the Funds.  As of June 1, 2009, to the knowledge of management, no person owned beneficially or of-record more than 5% of the outstanding shares of any class of any of the Funds addressed herein, except as set forth below.  Unless otherwise indicated below, the Funds have no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Name of Fund	Class and Type of Ownership	Name and Address	Percentage of Class	Percentage of Fund

ING Growth and Income	Class A	MLPF&S For the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Dr. East 3rd Floor Jacksonville, FL 32246-6484	5.6%	4.7%

ING Growth and Income	Class A	ING National Trust ATTN Gordon Elrod 151 Farmington Ave. Hartford, CT 06101	5.1%	4.3%

ING Growth and Income	Class B	MLPF&S For the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Dr. East 3rd Floor Jacksonville, FL 32246-6484	9.5%	0.0%

ING Growth and Income	Class B	Citigroup Global Markets, Inc. ATTN: Peter Booth, 7th Floor 333 W. 34th St. New York, NY 10001-2402	7.1%	0.0%

ING Growth and Income	Class C	MLPF&S For the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Dr. East 3rd Floor Jacksonville, FL 32246-6484	18.2%	1.0%

ING Growth and Income	Class C	Citigroup Global Markets, Inc. ATTN: Peter Booth, 7th Floor 333 W. 34th St. New York, NY 10001-2402	7.6%	0.0%

ING Growth and Income	Class I	ING National Trust ATTN Gordon Elrod 151 Farmington Ave. Hartford, CT 06101	31.6%	2.0%

ING Growth and Income	Class I	Reliance Trust Company Cust FBO ING Americas Deferred Comp Savings Plan PO Box 48529 STE 200 Atlanta, GA 30362-1529	24.8%	1.3%

ING Growth and Income	Class O	Sharebuilder Securities Corp For the Sole Benefit of Its Customers ATTN: Bob Miller, Head of Broker/OPI 1445 120th Ave. NE Bellevue, WA 98005-2103	95.8%	3.0%

ING Small Company	Class A	ING National Trust ATTN Gordon Elrod 151 Farmington Ave. Hartford, CT 06101	22.2%	16.7%

ING Small Company	Class A	NFS LLC FEBO 90 Washington Street 11th Floor New York, NY 10286-0001	19.0%	14.3%

ING Small Company	Class A	Charles Schwab & Co. Inc. Special Custody Acct. for Benefit of Customers ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	7.2%	5.4%

ING Small Company	Class C	Wells Fargo Investments LLC FBO Customer Accts. ATTN: Mutual Fund Operations 625 Marquette Ave. Fl. 13 Minneapolis, MN 55402-2323	12.5%	1.0%

Name of Fund	Class and Type of Ownership	Name and Address	Percentage of Class	Percentage of Fund

ING Small Company	Class C	Citigroup Global Markets, Inc. ATTN: Peter Booth, 7th Floor 333 W. 34th St. New York, NY 10001-2402	7.9%	0.0%

ING Small Company	Class C	MLPF&S For the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Dr. East 3rd Floor Jacksonville, FL 32246-6484	6.4%	0.0%

ING Small Company	Class I	ING National Trust ATTN Gordon Elrod 151 Farmington Ave. Hartford, CT 06101	47.7%	7.9%

ING Small Company	Class I	Jack D. Kuehler & Carmen A. Kuehler PO Box 1622 Rancho Santa Fe, CA 92067-1622	21.7%	3.6%

ING Small Company	Class I	ING Global Target Payment Fund ATTN: Dorothy Roman 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258-2144	7.7%	1.3%

ING Small Company	Class I	ING Life Insurance & Annuity Co. Central Valuation Unit One Orange Way B3N Windsor, CT 06095	6.4%	1.1%

ING Small Company	Class O	Sharebuilder Securities Corp For the Sole Benefit of Its Customers ATTN: Bob Miller, Head of Broker/OPI 1445 120th Ave. NE Bellevue, WA 98005-2103	99.9%	1.0%

ADVISER

The investment adviser for each Fund is ING Investments (“Adviser”), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles.  ING Investments, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund’s portfolio subject to delegation of certain responsibilities to another investment adviser.  ING Investment Management Co. (“ING IM” or “Sub-Adviser”) serves as Sub-Adviser to the Funds.  The Adviser is a wholly-owned subsidiary of the Sub-Adviser.  ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) (NYSE:  ING).  ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 75 million private, corporate, and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.  The principal executive offices of ING Groep are located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

On February 26, 2001, the name of the Adviser changed from “ING Pilgrim Investments, Inc.” to “ING Pilgrim Investments, LLC.”  On March 1, 2002, the name of the Adviser was changed from “ING Pilgrim Investments, LLC” to “ING Investments, LLC.”  Prior to March 1, 2002, ING IM served as Adviser to all the Funds.

ING Investments serves pursuant to an investment management agreement (“Investment Advisory Agreement”) between ING Investments and the Company, on behalf of the Funds.  The Investment Advisory Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services for each of the Funds.  Pursuant to a sub-advisory agreement (the “Sub-Advisory

Agreement”) ING Investments has delegated certain management responsibilities to ING IM for the Funds.  ING Investments oversees the investment management of the ING IM for the Funds.

The Investment Advisory Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund’s assets and the purchase or sale of its portfolio securities.  ING Investments also provides investment research and analysis. The Investment Advisory Agreement provides that ING Investments is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

After an initial term of two years, the Investment Advisory Agreement and Sub-Advisor Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by:  (a) the Board; or (b) the vote of a “majority” (as defined in the 1940 Act) of a Fund’s outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of ING Investments or ING IM by vote cast in person at a meeting called for the purpose of voting on such approval.

For information regarding the basis of the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Funds’ annual shareholder report dated May 31, 2008 and the Funds’ annual shareholder report that will be dated May 31, 2009.

The Investment Advisory Agreement may be terminated without penalty with not less than 60 days’ notice by the Board or by a vote of the holders of a majority of a Fund’s outstanding shares voting as a single class, or upon not less than 60 days’ notice by ING Investments.  The Investment Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Advisory Fees

ING Investments bears the expense of providing its services and pays the fees of the Sub-Adviser.  For its services, each Fund pays ING Investments, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Fund’s average daily net assets during the month:

Fund(1)	Advisory Fee

Growth and Income	0.700% on the first $250 million of the Fund’s average daily net assets;
0.650% on the next $250 million of the Fund’s average daily net assets;
0.625% on the next $250 million of the Fund’s average daily net assets;
0.600% on the next $1.25 billion of the Fund’s average daily net assets; and
0.550% of the Fund’s average daily net assets in excess of $2 billion.

Small Company	0.850% on the first $250 million of the Fund’s average daily net assets;
0.800% on the next $250 million of the Fund’s average daily net assets;
0.775% on the next $250 million of the Fund’s average daily net assets;
0.750% on the next $1.25 billion of the Fund’s average daily net assets; and
0.725% of the Fund’s average daily net assets in excess of $2 billion.

(1)

To seek to achieve a return on uninvested cash or for other reasons, a Fund may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). A Fund’s purchase of shares of an ING Money Market Fund will result in the Fund paying a proportionate share of the expenses of the ING Money Market Fund. The Fund’s Adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Fund invests resulting from the Fund’s investment into the ING Money Market Fund.

Total Advisory Fees Paid by the Funds

The following table sets forth the total amounts the Funds paid to ING Investments for the fiscal years ended May 31, 2008, 2007 and 2006:

	May 31,
Fund	2008	2007	2006
Growth and Income	$1,752,521	$645,200	$685,861
Small Company	$870,524	$966,992	$1,036,616

EXPENSE LIMITATION AGREEMENT

ING Investments has entered into an expense limitation agreement with the Funds pursuant to which ING Investments has agreed to waive or limit its fees.  In connection with the agreement and certain U.S. tax requirements, ING Investments will assume other expenses so that the total annual ordinary operating expenses of the Funds which exclude interest, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, extraordinary expenses such as litigation, other expenses not incurred in the normal course of each Fund’s business, and expenses of any counsel or other persons or services retained by the Fund’s Directors who are not “interested persons” (as defined in the 1940 Act) of ING Investments do not exceed the following expense limitations:

Fund	Class W
Growth and Income	0.83%
Small Company	1.25%

Each Fund may at a later date reimburse ING Investments for management fees waived and other expenses assumed by ING Investments during the previous thirty-six (36) months, but only if, after such reimbursement, a Fund’s expense ratio does not exceed the percentage described above.  ING Investments will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

The expense limitation agreement provides that these expense limitations shall continue until October 1, 2009 for ING Small Company Fund, and October 1, 2010 for ING Growth and Income Fund.  The expense limitations are contractual and will automatically renew for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement to the lead Independent Director of the Company within ninety (90) days prior to the end of the then-current term or upon termination of the Investment Advisory Agreement.  The expense limitation agreement may also be terminated by the Company, without payment of any penalty, upon ninety (90) days’ prior written notice to ING Investments at its principal place of business.

SUB-ADVISER

The Investment Advisory Agreement for each of the Funds provides that ING Investments, with the approval of the Board, may select and employ investment advisers to serve as sub-advisers for any of the Funds, and shall monitor the sub-adviser’s investment programs and results, and coordinate the investment activities of the sub-adviser to ensure compliance with regulatory restrictions.  ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to the ING IM, executive salaries and expenses of the Directors and Officers of the Company who are employees of ING Investments or its affiliates.  ING IM pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, shareholder servicing agents, and custodians; the expense of obtaining quotations for calculating each Fund’s NAV; taxes, if any, and the preparation of each Fund’s tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of disposition or offering any of the portfolio securities held by a Fund; expenses of printing and distributing annual and semi-annual shareholder reports, notices and proxy materials to existing shareholders; expenses of printing and filing annual and semi-annual shareholder reports and other documents filed with governmental agencies; expenses of annual and special shareholder and director meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Company who are not employees of ING Investments or ING IM, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

The Sub-Advisory Agreement may be terminated without payment of any penalties by ING Investments, the Board, on behalf of each Fund, or the shareholders of such Fund upon 60 days’ prior written notice.  Otherwise, after an initial term, the Sub-Advisory Agreement will remain in effect from year to year, subject to the annual approval of the Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund, who are not parties to the sub-advisory agreement or “interested persons” (as defined in the 1940 Act) of any such party.

The Funds and ING Investments have received an exemptive order from the SEC that allows ING Investments to enter into a new Sub-Advisory Agreement on behalf of the Funds and to make material changes on behalf of the Funds to the Sub-Advisory Agreement with the approval of the Funds’ Board, but without shareholder approval.  This authority is subject to certain conditions, including the requirement that the Board (including a majority of the Board’s disinterested Directors) of the Funds must approve a new or amended sub-advisory agreement with the sub-adviser.  In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders within ninety (90) days of the change.  ING Investments remains responsible for providing general management services to the Funds, including overall supervisory responsibility for the general management services to the Funds, including overall supervisory responsibility for the general management and investment of each Fund’s assets, and, subject to the review and approval of the Board, will among other things:  (i) set the Funds’ overall investment strategies; (ii) evaluate, select and recommend sub-adviser to manage all or part of the Funds’  assets; (iii) when appropriate, allocate and reallocate the Funds’ assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of the sub-adviser and (v) implement procedures reasonably designed to ensure that the sub-adviser complies with the Funds’ investment objectives, policies and restrictions.

Effective on or about August 14, 2006 ING Investments entered into an interim sub-advisory agreement (“Interim Agreement”) with ING IM on behalf of ING Growth and Income Fund replacing Wellington Management Company, LLP (“Wellington Management”), the former sub-adviser to the Fund.  The Interim Agreement was entered into in accordance with Rule 15a-4 under the 1940 Act, which permits an investment adviser to enter into interim sub-advisory arrangements with a sub-adviser, prior to shareholder approval, provided that the conditions of Rule 15a-4 are met.  Rule 15a-4 requires, among other things, that the interim contract have a duration of no greater than 150 days following the date on which the previous contract was terminated, and that the compensation to be received under the interim contract is no greater than that payable under the previous agreement.  The Interim Agreement provided for compensation to be paid to ING IM that was lower than the compensation that had been payable to Wellington Management under the previous sub-advisory agreement and terminated when ING Investments entered into the new sub-advisory agreement with ING IM that had been approved by the shareholders on November 28, 2006.

Pursuant to the Sub-Advisory Agreement between ING Investments and ING IM, ING IM acts as Sub-Adviser to the Funds.  In this capacity, ING IM, subject to the supervision and control of ING Investments and the

Board, on behalf of the Funds, manages the Funds’ portfolio investments consistently with the Funds’ investment objective, and executes any of the Funds’ investment policies that it deems appropriate to utilize from time to time.  Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by ING Investments.  ING IM’s principal address is 230 Park Avenue, New York, New York 10169.  ING IM is an affiliate of ING Investments and an indirect, wholly-owned subsidiary of ING Groep.

The Sub-Advisory Agreement may be terminated without payment of any penalties by the Adviser, the Directors, on behalf of a Fund, or the shareholders of a Fund upon sixty (60) days prior written notice.

Sub-Advisory Fees

As compensation to the Sub-Adviser for its services, the Sub-Adviser pays ING IM a monthly fee in arrears equal to the following as a percentage of a Fund’s average daily net assets managed during the month:

Fund(1)	Sub-Advisory Fee

Growth and Income	0.3150% on the first $250 million of the Fund’s average daily net assets;
0.2925% on the next $250 million of the Fund’s average daily net assets;
0.2813% on the next $250 million of the Fund’s average daily net assets;
0.2700% on the next $1.25 billion of the Fund’s average daily net assets; and
0.2475% of the Fund’s average daily net assets in excess of $2 billion.

Small Company	0.383% on the first $250 million of the Fund’s average daily net assets;
0.360% on the next $250 million of the Fund’s average daily net assets;
0.349% on the next $250 million of the Fund’s average daily net assets;
0.338% on the next $1.25 billion of the Fund’s average daily net assets; and
0.326% of the Fund’s average daily net assets in excess of $2 billion.

(1)         To seek to achieve a return on uninvested cash or for other reasons, a Fund may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”).  A Fund’s purchase of shares of an ING Money Market Fund will result in the Fund paying a proportionate share of the expenses of the ING Money Market Fund.  The Fund’s Sub-Adviser will waive its fee in an amount equal to the sub-advisory fee received by the sub-adviser of the ING Money Market Fund in which the Fund invests resulting from the Fund’s investment into the ING Money Market Fund.

Sub-Advisory Fees Paid

During the fiscal years ended May 31, 2008, 2007 and 2006, ING Investments paid ING IM the following fees:

	May 31,
Fund	2008	2007		2006
Growth and Income Fund	$734,597	$231,901	(1)(2)	N/A	(2)
Small Company	$390,902	$435,030		$466,477

(1)         ING IM became the sub-adviser of the Fund effective August 14, 2006.  The fee reflects the period from August 14, 2006 through May 31, 2007.

(2)         For the period from June 1, 2006 through August 13, 2006 and the fiscal years ended May 31, 2006, ING Investments paid Wellington Management, in its capacity as Sub-Adviser to ING Growth and Income $24,208 and $389,562, respectively, for sub-advisory fees.  For the period June 1, 2005 through May 31, 2006, sub-advisory fees were paid to Wellington Management as the then sub-adviser of the Fund.

PORTFOLIO MANAGERS

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of May 31, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number		Number		Number
	of	Total Assets	of	Total Assets	of	Total Assets
Portfolio Manager	Accounts	(in billions)	Accounts	(in billions)	Accounts	(in billions)
Joseph Basset, CFA	4	$1,076,159,548	3	$191,603,400	5	$391,693,685
Christopher F. Corapi	4	$2,854,433,103	5	$127,648,735	1	$20,323,908
Steve Salopek	4	$1,076,159,548	3	$191,603,400	5	$391,693,685
Pavel Vaynshtok(1)	1	$275,577,678	0	$0	15	$202,235,135

(1)  As of February 28, 2009.

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Funds.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from that of the Funds.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for a Fund.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.

Compensation

For Joseph Basset, Christopher F. Corapi, Steve Salopek and Pavel Vaynshtok, the portfolio managers (each a “Portfolio Manager” and collectively the “Portfolio Managers”) for the Funds, compensation consists of:  (a) fixed base salary; (b) bonus which is based on ING IM performance, one and three year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

The Portfolio Managers for the Funds are also eligible to participate in an annual cash incentive plan.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.  ING IM has defined indices (the S&P 500® Index for Mr. Corapi and Mr. Vaynshtok as Portfolio Managers for ING Growth and Income Fund; and the Russell 2000® Index for Mr. Basset and Mr. Salopek as Portfolio Managers for ING Small Company Fund, respectively), and where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards measure investment performance versus peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team.  The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan.  Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan.  The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio Managers whose fixed base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Funds owned by each team member as of May 31, 2008, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Joseph Basset, CFA	Small Company	None
Christopher F. Corapi	Growth and Income	None
Steve Salopek	Small Company	None
Pavel Vaynshtok(1)	Growth and Income	None

(1)  As of February 28, 2009.

OTHER EXPENSES

In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with ING Investments. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund.

ADMINISTRATOR

ING Funds Services, LLC (“Administrator”) serves as administrator for each of the Funds pursuant to an Administration Agreement with the Company.  The Administrator is an affiliate of ING Investments.  The address of the Administrator is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.  Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds’ business, except for those services performed by ING Investments under the Investment Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the custodian for the Funds under the Custodian Agreement, the transfer agent for the Funds under the Transfer Agency Agreement, and such other service providers as may be retained by the Funds from time to time.  According to the Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by the Company under this Agreement, including, without limitation, the expenses of software licensing and similar products used in the preparation of registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with governmental agencies.  The Administrator acts as a liaison among these service providers to the Funds.  The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring ING Investments for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds.

The Administration Agreement may be cancelled by the Board, without payment of any penalty, by a vote of a majority of the Directors upon sixty (60) days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days’ written notice to the Company.

Administrative Fees Paid

For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.08% of each  Fund’s average daily net assets.

During the fiscal years ended May 31, 2008, 2007 and 2006, the Funds paid the Administrator the following total administrative services fees:

	May 31,
Fund	2008	2007	2006
Growth and Income	$204,551	$73,738	$78,385
Small Company	$81,932	$91,012	$97,564

CUSTODIAN

The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as custodian of the Funds.  The custodian does not participate in determining the investment policies of a Fund or in deciding which securities are purchased or sold by a Fund.  A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.  For portfolio securities that are purchased and held outside the United States, the Bank of New York Mellon has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

LEGAL COUNSEL

Legal matters for the Company are passed upon by Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP serves as the independent registered public accounting firm for the Funds.  KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings.  KPMG LLP is located at 99 High Street, Boston, Massachusetts 02110.

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the Transfer Agent and dividend-paying agent for the Funds.

BROKERAGE ALLOCATION AND TRADING POLICIES

Portfolio Transactions

The Adviser or Sub-Adviser for the Funds places orders for the purchase and sale of investment securities for the Funds pursuant to authority granted in the relevant Investment Advisory Agreement or Sub-Advisory Agreement.  Subject to policies and procedures approved by the Funds’ Board, the Adviser or Sub-Adviser has discretion to make decisions relating to placing these orders including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network (“ECN”) or alternative trading system (“ATS”).

In situations where the Sub-Adviser resigns or the Adviser otherwise assumes day to day management of the Funds pursuant to its Investment Advisory Agreement with the Funds, the Adviser will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services.  In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed.  Securities traded in the over-the-counter markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Transactions in certain over-the counter securities also may be effected on an agency basis when, in the Adviser’s or Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker.  In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  The Adviser or Sub-Adviser may also place trades using an ECN or ATS.

How the Sub-Adviser Selects Broker-Dealers

The Adviser or Sub-Adviser has a duty to seek to obtain best execution of the Funds’ orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.  In selecting brokers and dealers to execute trades, the Adviser or Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers.  This consideration often involves qualitative as well as quantitative judgments.  Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution.  Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Adviser or Sub-Adviser, as demonstrated in the particular transaction or other transactions.  Subject to its duty to seek best execution of the Funds’ orders, the Adviser or Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Funds.  Under these programs, the participating broker-dealers will return to the Funds (in the form of a credit to the Funds) a portion of the brokerage commissions paid to the broker-dealers by the Funds.  These credits are used to pay certain expenses of the Funds.  These commission recapture payments benefit the Funds and not the Adviser or Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for the Funds, the Adviser or Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances.  As permitted by Section 28(e) of the 1934 Act, the Adviser or Sub-Adviser may cause the Funds to pay a broker-dealer a commission for effecting a securities transaction for the Funds that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or Sub-Adviser makes a good faith determination that the broker’s commission paid by the Funds are reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities to the Funds and its other investment advisory clients.  The practice of using a portion of the Funds’ commission dollars to pay for brokerage and research services provided to the Adviser or Sub-Adviser is sometimes referred to as “soft dollars.”  Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s or Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor — Research products and services may include, but are not limited to, general economic, political, business  and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earning estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives.  Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to, related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities.   On occasion, a broker-dealer may furnish the Adviser or Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities).  In this case, the Adviser or Sub-Adviser is required to reasonably allocate the cost of the service so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or Sub-Adviser from its own funds, and not by portfolio commissions paid by the Funds.

Benefits to the Adviser or Sub-Adviser - Research products and services provided to the Adviser or Sub-Adviser by broker-dealers that effect securities transactions for the Funds may be used by the Adviser or Sub-Adviser in servicing all of its accounts.  Accordingly, not all of these services may be used by the Adviser or

Sub-Adviser in connection with the Funds.  Some of these products and services are also available to the Adviser or Sub-Adviser for cash and some do not have an explicit cost or determinable value.  The research received does not reduce the advisory fees paid to the Adviser or the sub-advisory fees payable to the Sub-Adviser for services provided to the Funds.  The Adviser’s or Sub-Adviser’s expenses would likely increase if the Adviser or Sub-Adviser had to generate these research products and services through its own efforts or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser or Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep, the Adviser, or the Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of the Funds are subject to rules adopted by the SEC and the Financial Industry Regulatory Authority (“FINRA”).  Under these rules, the Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of the Funds when selecting a broker-dealer for Fund portfolio transactions and neither the Funds, nor a Sub-Adviser, may enter into an agreement under which the Funds direct brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Fund shares.  The Funds have adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for the Funds also may be made directly from issuers or from underwriters.  Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Funds will be holding.  Dealers and underwriters usually act as principals for their own account.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information About Trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions.  Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price.  The Funds may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer.  Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions.  The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of the Funds to obtain the best results while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in the Sub-Adviser, investment personnel, reorganizations or mergers of the Funds may result in the sale of a significant portion or even all of the Funds’ portfolio securities.  This type of change generally will increase trading costs and the portfolio turnover for the Funds.  The Funds, the Adviser, or the Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser, reorganization, or other changes.

Allocation of Trades

Some securities considered for investment by the Funds may also be appropriate for other clients served by the Funds’ Sub-Adviser.  If the purchase or sale of securities consistent with the investment policies of the Funds and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Funds and such other clients in a manner deemed fair and equitable, over time, by the Sub-Adviser and consistent with the Sub-Adviser’s written policies and procedures.  The Sub-Adviser may use different methods of allocating the results aggregated trades.  The Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which the Funds participated are subject to periodic review by the Board.  To the extent the Funds seek to acquire (or dispose of) the same security at the same time, the Funds may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security.  It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Fund are concerned.  However, over time, the Funds’ ability to participate in aggregate trades is expected to provide better execution for the Funds.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the condition of Rule 17a-7 under the 1940 Act and conditions of the policy.

For the fiscal years ended May 31, 2008, 2007 and 2006, brokerage commissions were paid as follows:

Fund	2008		2007	2006
Growth and Income	$829,931	(1)	$284,299	$32,804
Small Company	$313,458	(1)	$270,475	$323,157

(1) The increase in brokerage commissions paid by the Fund is due to an increase in the trading activity in the Fund.

For the fiscal years ended May 31, 2008, 2007 and 2006, brokerage commissions in the amounts listed below were paid to firms that also provided research, statistical, or other services to the Adviser:

Fund	2008	2007	2006
Growth and Income	$62,675	$12,324	$1,418
Small Company	$8,707	$16,055	$15,257

During the fiscal years ended May 31, 2008, 2007 and 2006, neither of the Funds used affiliated brokers to execute portfolio transactions.

During the fiscal year ended May 31, 2008, the following Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.  The holdings of securities of such brokers and dealers were as follows as of fiscal year ended May 31, 2008:

Fund	Security Description	Market Value
Growth and Income	Bank of America Corp.	$2,288,873
	Bank of New York Mellon Corp.	$4,132,384

Fund	Security Description	Market Value
	Citigroup, Inc.	$7,020,123
	Morgan Stanley	$6,714,169

Small Company	Morgan Stanley	$429,000

PURCHASE AND REDEMPTION OF SHARES

A complete description of the manner in which the shares may be purchased, redeemed or exchanged appears in the Class W shares’ Prospectus under the section entitled”Shareholder Guide.”

Class W shares are purchased and redeemed at the applicable NAV next determined after a purchase or redemption order is received, as described in the Prospectus.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent.  The right to redeem shares may be suspended or payment therefore postponed for any period during which:  (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of a Fund.

Designated intermediaries, such as third party administrators or plan trustees, may accept purchase and redemption orders on behalf of the Funds.  The transfer agent will be deemed to have received such an order when the broker or the designee has accepted the order.  Customer orders are priced at the NAV next computed after such acceptance.  Such order may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.

If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders.  However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period.  To the extent possible, a Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC.  In the event such redemption is requested by institutional investors, a Fund will weigh the effects on non-redeeming shareholders in applying this policy.  Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases and exchanges should be made for investment purposes only.  The Funds reserve the right to reject any specific purchase or exchange request.  In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

SHAREHOLDER ACCOUNTS AND SERVICES

Shareholder Accounts and Services Systematic Investment

The Systematic Investment feature, using the Electronic Funds Transfer (“EFT”) capability, allows you to make automatic monthly investments in any Fund.  On the application, you may select the amount of money to be moved and the Fund in which it will be invested.  In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectus.  Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount.  EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application.  The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares.  Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

The Funds’ transfer agent will maintain your account information.  Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31.  Annual and semiannual shareholder reports will also be sent to shareholders.  The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter.  All accounts identified by the same social security number and address will be consolidated.  For example, you could receive a consolidated statement showing your individual and IRA accounts.  With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement.  For example, information on your individual account, your IRA, your spouse’s individual account and your spouse’s IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis.  To enroll in this plan, you must have a minimum balance of  $1,000 in the case of Class W shares.  Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month.  There may be tax consequences associated with these transactions.  Please consult your tax adviser.

Cross Investing.  Cross investing may only be made in a Fund that has been previously established with the minimum investment.  To request information or to initiate a transaction under either or both of these features, please call 1-866-BUY-FUND (866-289-3863).

Dividend Investing.  You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

Systematic Exchange.  You may establish an automatic exchange of shares from one Fund to another.  The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month.  Because this transaction is treated as an exchange, the policies related to the exchange privilege apply.  There may be tax consequences associated with these exchanges.  Please consult your tax adviser.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions.  The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000.  In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer,

clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association.  The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“NYSE MSP”).  Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.  Please note that signature guarantees are not provided by notaries public.  The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

NET ASSET VALUE

As noted in the Prospectus, the NAV and offering price of each class of each Fund’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading.  As of the date of this SAI, the NYSE is closed on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day.  Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day.  Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day.  In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market.  Short-term obligations maturing in 60 days or less will generally be valued at amortized cost.  This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.  (See, “Net Asset Value” in the shareholder guide of the Prospectus.)  The long-term debt obligations held in a Fund’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board, in accordance with methods that are specifically authorized by the Board.  Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board, in accordance with methods that are specifically authorized by the Board.  The valuation procedures applied in any specific instance may vary from case to case.  With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself.  Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange.  Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open.  Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets.  Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund.  In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV.  In such a case, a Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events.  Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations.  An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV.  There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models.  Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment.  Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE.  Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate.  Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options on securities, currencies, futures, and other financial instruments purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.

The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by the applicable Fund’s custodian bank or other broker-dealers or banks approved by that Fund, on each date that the NYSE is open for business.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund’s total assets. A Fund’s liabilities, including accruals for expenses, are deducted from its total assets.  Once the total value of a Fund’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class’ net assets.  The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to its Market Close that same day.  It is the responsibility of the dealer to insure that all orders are transmitted timely to a Fund.  Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Funds and their shareholders.  This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds.  This discussion is based on the Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

Each Fund intends to qualify annually as a RIC under the provisions of Subchapter M of the Code.  To so qualify and to be taxed as a RIC, each Fund must, among other things:  (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund’s business of investing in stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

As a RIC, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax.  To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.  In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income or as qualifying dividends eligible for a reduced rate of tax as discussed below.  If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC.  Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions

Dividends of investment company taxable income (including net short-term capital gains) are generally taxable to shareholders as ordinary income.  Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent that such distributions are attributable to a Fund’s dividend income from U.S. corporations, and if other applicable requirements are met.  However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.  Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund’s shares have been held by a shareholder.  Net capital gains from assets held for one year or less will be taxed as ordinary income.  Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund.  Any distributions that are not from a Fund’s investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividends on corporate stock.  The rate reductions do not apply to corporate taxpayers.  Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate.  A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate.  Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates.  Note that distributions of earnings from dividends paid by “qualified foreign corporations.” The lower rates on long-term capital gains and qualifying dividends are currently scheduled to apply through 2010.  In the absence of further Congressional action, for calendar years after 2010, the maximum rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the NAV of the Fund shares.  Should a distribution reduce the NAV below a shareholder’s cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund.  The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Original Issue Discount and Market Discount

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount.  Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity.  Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any.  This additional discount represents market discount for federal income tax purposes.  The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.  If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it.  In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income.  In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period.  Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss.  Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss.  These gains and losses, referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of a Fund’s net investment income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

A Fund may invest in stock of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”).  In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.  Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock.  A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders.  Gain from the sale of PFIC stock as well as certain distributions from a PFIC are treated as excess distributions.  All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock.  Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC.  If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.  Alternatively, another election may be available that involves marking to market the Funds’ PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.  Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Foreign Withholding Taxes

Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to “pass through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by that Fund.  Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his/her pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his/her pro rata share of foreign income and similar taxes in computing his/her taxable income or to use it as a foreign tax credit against his/her U.S. federal income tax liability, subject to limitations.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below).  Each shareholder will be notified within sixty (60) days after the close of the relevant Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.  Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Generally, a credit for foreign taxes is subject to the limitations that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income.  For this purpose, if the pass-through election is made, the source of a Fund’s income flows through to its shareholders.  With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources.  The limitation on foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.  The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income.  The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six (46) days in the case of preferred shares) during the thirty-one (31) day period (ninety-one (91) day period for preferred shares) beginning fifteen (15) days (forty-five (45) days for preferred shares) before the shares become ex-dividend.  If a Fund is not eligible to make the election to “pass-through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as U.S. source income.

The taxation of equity options (including options on narrow-based stock indices) and OTC Options on debt securities is governed by Section 1234 of the Code.  Pursuant to Section 1234 of the Code, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option.  If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and financial contracts in which the Funds may invest are “Section 1256 contracts.”  Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”); however, foreign currency gains or losses (as discussed below) arising from certain Section 1256 contracts may be treated as ordinary income or loss.  Also, Section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by a Fund.  In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear.  The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles.  If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made.  The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property.  Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments.  Constructive sale treatment does not apply to certain transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the sixty (60) day period beginning on the day such transaction was closed, if certain conditions were met.

Under recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to “qualifying dividend,” to instead be taxed at the tax rate of tax applicable to ordinary income.

Requirements relating to each Fund’s tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

Short Sales and Short Sales Against the Box

If a Fund sells securities short against the box, unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale.  Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short.  In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio.  The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under “Options and Hedging Transactions” above.  Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale.  Future U.S. Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Other Investment Companies

It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax.  The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.  When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies’ fees and expenses.

Sale or Other Disposition of Shares

Upon the sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending upon such shareholder’s basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hand, which generally may be eligible for reduced federal tax rates, depending on the shareholder’s holding period for the shares.  Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of a Fund’s shares held by the shareholder for six (6) months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.  As noted above, the maximum tax rate for individual taxpayers is 15% on long-term capital gains.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares.  This prohibition generally applies where:  (1) the shareholder incurs a sales charge in acquiring the stock of a RIC; (2) the stock is disposed of before the 91st day after the date on which it was acquired; and (3) the shareholder subsequently acquires shares of the same or another RIC and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of shares of stock.  In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares.  This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially.  Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right.  This provision may be applied to successive acquisitions of stock.

Backup Withholding

Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if:  (1) the shareholder fails to furnish a Fund with the shareholder’s correct taxpayer identification number or social security number and to make such certifications as a Fund may require; (2) the IRS notifies the Fund that the taxpayer identification number furnished by the shareholder is incorrect; (3) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (4) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.  If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend.   The 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.  Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Other Taxes

Distributions also may be subject to state, local and foreign taxes.  U.S. tax rules applicable to foreign investors may differ significantly from those outlined above.  This discussion does not purport to deal with all of the tax consequences applicable to individual shareholders.   Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

DISTRIBUTOR

Shares of the Funds are distributed by the Distributor pursuant to an underwriting agreement between the Company on behalf of the Funds and the Distributor (“Underwriting Agreement”).  The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds.  The Company and the Distributor have agreed to indemnify each other against certain liabilities.  At the direction of the Distributor, all sales charges may at times be re-allowed to an authorized dealer (“Authorized Dealer”).  If 90% or more of the sales commission is re-allowed, such Authorized Dealer may be deemed to be an “underwriter” as that term is defined under the 1933 Act.  After an initial term, the Underwriting Agreement will remain in effect for two years from its inception date and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or “interested persons” of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds.  See the Prospectus for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment.  The sales charge retained by the Distributor is not an expense of the Funds and has no effect on the NAV of the Funds.  The Distributor’s address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.  The Distributor is a Delaware corporation and is an affiliate of ING Investments and an indirect wholly-owned subsidiary of ING Groep.

The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or “focus firms.”   The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms.  As of the date of this SAI, the focus firms are: A.G. Edwards & Sons, Inc.; AIG Financial Advisors, Inc.; Ameriprise Financial Services, Inc.; Banc of America Investment Services, Inc.; Banc of America Securities LLC; Charles Schwab & Co. Inc.; Citigroup Global Markets, Inc; Commonwealth Financial Network; Deutsche Bank Securities, Inc.; Edward Jones; HSBC Securities (USA). Inc.; Fidelity Brokerage Services, Inc.; H & R Block Financial Advisors LLC; ING Advisors Network; Linsco Private Ledger Financial Services; Merrill Lynch, Morgan Keegan; Morgan Stanley & Co. Inc.; Morgan Stanley Dean Witter; Oppenheimer & Co.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Dain Rauscher, Inc.; UBS Financial Services, Inc.; Wachovia Bank; Wachovia Brokerage Services, Inc.; Wachovia Securities Financial Network, Inc.; Wachovia Securities LLC; Wells Fargo Bank; Wells Fargo Bank N.A.; and Wells Fargo Investments LLC.

For the fiscal year ended May 31, 2008, the Distributor recovered the following amounts in sales charges in connection with the sale of shares:

Fund	Total Underwriting Fees
Growth and Income	$753,307
Small Company	$266,790

For the fiscal year ended May 31, 2007, the Distributor recovered the following amounts in sales charges in connection with the sale of shares:

Fund	Total Underwriting Fees
Growth and Income	$260,990
Small Company	$311,215

For the fiscal year ended May 31, 2006, the Distributor recovered the following amounts in sales charges in connection with the sale of shares:

Fund	Total Underwriting Fees
Growth and Income	$238,598
Small Company	$342,899

The following table shows all commissions and other compensation received by each principal underwriter who is an affiliated person of the Funds or an affiliated person of that affiliated person, directly or indirectly, from the Funds during the Funds’ most recent fiscal year:

Fund	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Growth and Income	ING Funds Distributor, LLC	$9,859	$1,066	$6,931	$0
Small Company	ING Funds Distributor, LLC	$8,594	$4,915	$7,411	$0

Other Payments to Securities Dealers

The Distributor or its affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer.  These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer(s).

In addition, ING Investments may make payments of up to 0.05% of a Fund’s average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company’s selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

The Distributor or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Funds available to their customers.  Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

The Distributor has agreed to reimburse Financial Network Investment Corporation, a broker-dealer affiliate of the Distributor, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

The Distributor may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Funds.  These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts.  The Distributor may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.

The value of a shareholder’s investment will be unaffected by these payments.

CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotation

Each Fund may, from time to time, include “total return” in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five (5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

P (1 + T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000,
	T	=	the average annual total return,
	n	=	the number of years, and
	ERV	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, a Fund may advertise its average annual total return over various periods of time.  These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period.  These figures reflect changes in the price of a Fund’s shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund.  Figures will be given for one-, five- and ten- year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund’s operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

Each Fund may, from time to time, include “total return after taxes on distributions” in advertisements or reports to shareholders or prospective investors.  Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five (5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

P (1 + T) n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000,
	T	=	the average annual total return (after taxes on distributions),
	n	=	the number of years, and
	ATVD	=

ending value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid.  Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.  The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions).  The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a Fund may advertise its average annual total return over various periods of time.  These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period.  These figures reflect changes in the price of a Fund’s shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund.  Figures will be given for one-, five- and ten- year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund’s operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

Each Fund may, from time to time, include “total return after taxes on distributions and redemption” in advertisements or reports to shareholders or prospective investors.  Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five (5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

P (1 + T) n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000,
	T	=	the average annual total return (after taxes on distributions),
	n	=	the number of years, and
	ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods (or fractional portion), after taxes on Fund distributions and redemption.

All total return figures assume that all dividends are reinvested when paid.  Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.  The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions).  The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.  The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, a Fund may advertise its average annual total return over various periods of time.  These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period.  These figures reflect changes in the price of a Fund’s shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund.  Figures will be given for one-, five- and ten- year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund’s operations, or on a year-by-year basis).

Dividend Yield

A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund’s distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

Additional Performance Quotations

Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

PERFORMANCE COMPARISONS

In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class W shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities.  In addition, certain indices may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal.  If a Fund compares its performance to other funds or to relevant indices, the Fund’s performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.  For these purposes the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

Because Class W shares of the Funds had not commenced operations as of May 31, 2008, the table below shows the average annual total returns for Class I shares of each Fund for the one-, five-, and ten-year periods ended May 31, 2008.

Total Return Quotations as of May 31, 2008:

FUND	1 Year	5 Years	10 Years	Since Inception	Inception Date
Growth and Income
Class I	(4.45)%	11.05%	2.05%	—	1/3/1992
Class I (after taxes on distributions)	(4.59)%	10.71%	(1.99)%	—
Class I (after taxes on distributions & sale of shares)	(2.74)%	9.53%	(1.59)%	—

Small Company
Class I	(4.47)%	14.00%	8.56%	—	1/4/1994
Class I (after taxes on distributions)	(7.97)%	12.22%	7.34%	—
Class I (after taxes on distributions & sale of shares)	0.55%	12.05%	7.24%	—

FINANCIAL STATEMENTS

The Financial Statements and the independent registered public accounting firm’s reports thereon, appearing in the Funds’ annual shareholder report for the period ended May 31, 2008, are incorporated by reference in this SAI.  The Funds’ annual and un-audited semi-annual shareholder reports may be obtained without charge by contacting ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

APPENDIX A – PROXY VOTING PROCEDURES AND GUIDELINES

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 29, 2003

Revision Date:  March 19, 2009

I.                                         INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  Only the Board may amend these Procedures and Guidelines.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                     DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the “Adviser”) the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund, in accordance with the then-current Procedures and Guidelines approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate.  The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser’s proxy voting procedures (the “Adviser Procedures”).

(1)

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

III.                                 APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 3.  The Board hereby approves such procedures.

Any material changes to the Adviser Procedures must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures.  The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.                                VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

A.           Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.             Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

                                          1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

                                                                                                2.               Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in Section IV.B. above and Section V. below.

3.              Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures), in substantially the form attached hereto as Exhibit 2.  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable.  Cases in which any member of the Proxy Group or a participating Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist, except that, upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.                                    CONFLICTS OF INTEREST

In any case in which there appears to be a conflict of interest with respect to the Agent’s recommendation on a matter requiring case-by-case consideration, no action shall be taken on such matter (i.e., a “Non-Vote”).  In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report when so required, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote Within Guidelines so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.                                REPORTING AND RECORD RETENTION

A.                                   Reporting by the Funds

Annually in August, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website.  The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

B.                                     Reporting to the Boards

At each regularly scheduled meeting, the Board will receive a report from the Adviser’s Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, (1) that was voted Out-of-Guidelines; and (2) for which the Proxy Group initially recommended a vote Out-of-Guidelines, but which was ultimately voted Within Guidelines in accordance with Section V hereof.  Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending, an Out-of-Guidelines Vote.

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUNDS

ING VP BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

FORM OF CONFLICTS REPORT

FORM OF CONFLICT OF INTEREST REPORT – PROXY GROUP MEMBERS
PROXY VOTING OF THE ING FUNDS

Issuer:
Meeting Date:

1.

To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal? This does not include former business relationships with which you have had no communication for at least one year and have no expectation of future or ongoing communication.

	Explanation:	YES	NO
		☐	☐

2.	To your knowledge, (1) does any ING Entity have a Material Business Relationship with the Issuer or (2) is any ING Entity actively seeking to have a Material Business Relationship with the Issuer?
	Explanation:	YES	NO
		☐	☐

3.

Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.

	Explanation:	YES	NO
		☐	☐

4.	Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
	Explanation:	YES	NO
		☐	☐

Name:	Date:

Certification: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

Definitions:

Affiliate means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the Issuer; (B) any company 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the Issuer; (D) any officer, director, partner, copartner, or employee of the Issuer; (E) if the Issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the Issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING Entity means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC, ING Funds Distributor, LLC, ING Investment Management Co., ING Investment Management Americas, Directed Services LLC and ING Financial Advisers, LLC.

Issuer includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, merger partner, subsidiary or parent, or company under common control, but does not include entities associated with the Issuer solely through the provision of consulting, advisory or other professional services.

Material Business Relationship means, but, subject to review by Counsel, may not be limited to, a relationship which you know to constitute (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 25% of the outstanding securities of the Issuer (“25% Issuer”) (except that an Issuer’s affiliation with a 25% Issuer shall not constitute a de facto conflict of interest for ING with the first Issuer).

** Please return to ING Funds Proxy Coordinator at 480-477-2786 or proxycoordinator@ingfunds.com **

EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.                                       INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.                                 ROLES AND RESPONSIBILITIES

A.                                   Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.                                     Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is ISS Governance Services, a unit of RiskMetrics Group, Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group, or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                     Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy

Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                    Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request the vote be deemed “material” in the context of the portfolio(s) they manage, such that that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.                             VOTING PROCEDURES

A.                                   In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                     Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                     Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.             Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.             Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.                            ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                   Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                     Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                    REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President – Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Senior Counsel, ING Americas US Legal Services

Effective as of January 1, 2008

EXHIBIT 4

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.             INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Adviser is guided by general fiduciary principles.  It must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Adviser will not subordinate the interest of beneficial owners to unrelated objectives.  The Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.            GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered case-by-case.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving case-by-case consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, ISS Governance Services, a unit of RiskMetrics Group, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to case-by-case proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to case-by-case proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a case-by-case basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

PROPOSAL	Guidelines
THE BOARD OF DIRECTORS

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat. Agreement with the Agent’s independence standards shall not dictate that a

PROPOSAL	Guidelines
Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation. Support shall be withheld from culpable nominees as appropriate, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead. Withholding support from a nominee shall be effected by withholding support from, or voting against, the candidate, pursuant to the applicable election standard.

Voting on director nominees in uncontested elections not subject to specific policies described herein

Case-by-Case

Voting on independent outside director nominees if application of the policies described herein is likely to result in withholding support from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Do Not Withhold

Where applicable and except as otherwise provided for herein, support in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

Do Not Withhold

Support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. Do not withhold support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Withhold

Support from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee

Withhold

Provided that a nominee served on the board during the relevant time period, support from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally do not withhold support from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

Withhold

PROPOSAL	Guidelines
Voting on a nominee who has not acted upon negative votes (withhold or against, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting

Case-by-Case

•                Such nominees when (1) the issue relevant to the majority negative vote has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

For

Support from inside directors or affiliated outside directors who sit on the audit committee

Withhold

Support from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Do Not Withhold

Support from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee or has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Do Not Withhold

Compensation Practices

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee. Generally:

(1)        Where applicable and except as otherwise provided for herein, support for nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

Do Not Withhold

(2)        In cases in which the Agent has identified a “pay for performance” disconnect or internal pay disparity, as such issues are defined by the Agent, support for director nominees.

Do Not Withhold

(3)        If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, unless mitigating provisions or board actions (e.g., clawbacks) are present.

Withhold

(4)        If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace or exchange options.

Withhold

(5)        If the Agent recommends withholding support from nominees that have approved compensation ineligible for tax benefits to the

Withhold

PROPOSAL	Guidelines
company (e.g., under Section 162(m) of OBRA) without providing adequate rationale or disclosure, and the plan at issue is not being put to shareholder vote at the same meeting. If the relevant plan itself is up for vote, generally do not withhold, as the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(6)        If the Agent recommends withholding support from nominees in connection with executive compensation practices related to tax gross-ups, perquisites, provisions related to retention or recruitment, including contract length or renewal provisions, “guaranteed” awards, pensions/SERPs, severance or termination arrangements, votes on such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue. Consider on a case-by-case basis compensation packages representing a combination of the above provisions and deemed by the Agent to be excessive. Generally do not withhold due to such practices if the total compensation appears reasonable.

For

(7)        If the Agent has raised issues of options backdating, consideration of members of the compensation committee, or board, as applicable, as well as company executives nominated as directors.

Case-by-Case

(8)        Nominees if the Agent has raised other considerations regarding “poor compensation practices.

Case-by-Case

Accounting Practices

(1)        Independent outside director nominees serving on the audit committee.

For

(2)        Where applicable and except as otherwise provided for herein, support for nominees serving on the audit committee who did not serve on that committee during the majority of the time period relevant to the concerns cited by the Agent.

Do Not Withhold

(3) If the Agent has raised concerns regarding poor accounting practices, consideration of the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee.	Case-by-Case

(4)        If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under AUDITORS below shall apply.

Board Independence

PROPOSAL	Guidelines
It shall generally be the policy of the Funds that a board should be majority independent. Inside director or affiliated outside director nominees in cases in which the full board is not majority independent.

Case-by-Case

(1)        Support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

Withhold

(2)        Support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

Withhold

(3)        Except as provided above, support for non-independent nominees in the role of CEO, and when appropriate, founder or chairman. Determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

For

(4)        Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)        When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Nominees without regard to “over-boarding” issues raised by the Agent, unless other concerns requiring case-by-case consideration have been raised

For

Consideration of nominees when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, factoring in the merits of the nominee’s performance and rationale and disclosure provided

Case-by-Case

Performance Test for Directors

•                Support on nominees failing the Agent’s performance test, which includes market-based and operating performance measures, provided that input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such

Case-by-Case

PROPOSAL	Guidelines
proposals.

Proposals Regarding Board Composition or Board Service

•                Except as otherwise provided for herein, shareholder proposals to impose new board structures or policies, including those requiring that the positions of Chairman and CEO be held separately, except support proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a case-by-case basis if the board is not majority independent or pervasive corporate governance concerns have been identified.

Against

•                Management proposals to adopt or amend board structures or policies, except consider such proposals on a case-by-case basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

For

• Shareholder proposals seeking more than a simple majority of independent directors	Against

•                Shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors

Against

•                Shareholder proposals to limit the number of public company boards on which a director may serve

Against

•                Shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director)

Against

•                Shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein

Against

•                Shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee)

For

•                Shareholder proposals to limit the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally do not vote against management proposals in this regard.

Against

Shareholder proposals requiring directors to own a minimum amount of

Against

PROPOSAL	Guidelines

company stock in order to qualify as a director or to remain on the board

Director and Officer Indemnification and Liability Protection	Case-by-Case

•                Limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care

Against

• Proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness	Against

• Proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:	For

(1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2) Only if the director’s legal expenses would be covered

PROXY CONTESTS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for director nominees in contested elections	Case-by-Case

Reimburse proxy solicitation expenses	Case-by-Case

AUDITORS

Management proposals to ratify auditors, except in cases of poor accounting practices or high non-audit fees. Consider management proposals to ratify auditors on a case-by-case basis if the Agent cites poor accounting practices.

For

Non-Audit Services

•                Approval of auditors when fees for non-audit services exceed 50 percent of total auditor fees as described below. Vote against management proposals to ratify auditors only in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. For purposes of this review, fees deemed to be reasonable, generally non-recurring, exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded. If concerns exist or an issuer has a history of questionable accounting practices, also vote for shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote against.

Case-by-Case

PROPOSAL	Guidelines
Auditor Independence

• Shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or capping the level of non-audit services	Case-by-Case

Audit Firm Rotation

• Shareholder proposals asking for mandatory audit firm rotation	Against

PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

• Proposals to classify or otherwise restrict shareholders’ ability to vote upon directors	Against

• Proposals to repeal classified boards and to elect all directors annually	For

Shareholder Ability to Remove Directors

• Proposals that provide that directors may be removed only for cause	Against

• Proposals to restore shareholder ability to remove directors with or without cause	For

• Proposals that provide that only continuing directors may elect replacement to fill board vacancies	Against

• Proposals that permit shareholders to elect directors to fill board vacancies	For

Cumulative Voting

•                Management proposals to eliminate cumulative voting, when the company maintains a classified board of directors, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard

Against

• Shareholder proposals to restore or permit cumulative voting, in cases in which the company maintains a classified board of directors	For

Time-Phased Voting

• Proposals to implement time-phased or other forms of voting that do not promote a one share, one vote standard	Against

• Proposals to eliminate such forms of voting	For

Shareholder Ability to Call Special Meetings

• Proposals to restrict or prohibit shareholder ability to call special	Against

PROPOSAL	Guidelines
meetings

• Proposals that remove restrictions on the right of shareholders to act independently of management	For

Shareholder Ability to Act by Written Consent

• Proposals to restrict or prohibit shareholder ability to take action by written consent	Against

• Proposals to allow or make easier shareholder action by written consent	For

Shareholder Ability to Alter the Size of the Board

• Proposals that seek to fix the size of the board or designate a range for its size	For

• Proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval	Against

TENDER OFFER DEFENSES

Poison Pills

• Proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless:	For

(1) shareholders have approved adoption of the plan,	Against
(2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or

(3)        the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate

• Shareholder proposals to redeem a company’s poison pill	Case-by-Case

•                Management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer.

Case-by-Case

• Management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards	Against

PROPOSAL	Guidelines
Fair Price Provisions

• Proposals to adopt fair price provisions	Case-by-Case

• Fair price provisions with shareholder vote requirements greater than a majority of disinterested shares	Against

Greenmail

• Proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments	For

• Antigreenmail proposals when they are bundled with other charter or bylaw amendments	Case-by-Case

Pale Greenmail	Case-by-Case

Unequal Voting Rights

• Dual-class exchange offers	Against

• Dual-class recapitalizations	Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

• Management proposals to require a supermajority shareholder to approve charter and bylaw amendments or other key proposals	Against

•                Shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal

For

Supermajority Shareholder Vote Requirement to Approve Mergers

• Management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations	Against

• Shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations	For

White Squire Replacements	For

MISCELLANEOUS

Amendments to Corporate Documents

•                Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights,

Against

PROPOSAL	Guidelines
e.g., by:

(1) adding restrictive provisions,
(2) removing article provisions or moving them to portions of the charter not requiring shareholder approval or

(3)        in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends against because a similar reduction in shareholder rights is requested.

• Proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified	Against

• Proposals seeking charter or bylaw amendments to remove anti-takeover provisions	For

• Proposals seeking charter or bylaw amendments not addressed under these Guidelines	Case-by-Case

Shareholder proposals to adopt confidential voting, use independent tabulators, and use independent inspectors of election	For

Management proposals to adopt confidential voting	For

Proxy Access

• Shareholder proposals seeking open access to management’s proxy material in order to nominate their own candidates to the board	Case-by-Case

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.

•                Management proposals, irrespective of whether the proposal contains a plurality carve-out for contested elections, and shareholder proposals also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated

For

• Shareholder proposals not otherwise supported by management seeking adoption of the majority voting standard or related	Against

PROPOSAL	Guidelines
amendments or actions

• Proposals seeking adoption of the majority voting standard for issuers with a history of board malfeasance or pervasive corporate governance concerns	Case-by-Case

Bundled or “Conditioned” Proxy Proposals	Case-by-Case

• Proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact	Against

Shareholder Advisory Committees	Case-by-Case

Reimburse Shareholder for Expenses Incurred

• Proposals to reimburse expenses incurred in connection with shareholder proposals	Case-by-Case

Management proposals for Other Business, in connection with proxies of U.S. issuers, except in connection with a proxy contest in which a Fund is not voting in support of management	For

Proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding	Case-by-Case

Advance Notice for Shareholder Proposals

•                Management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer

For

Multiple Proposals

•                Multiple proposals of a similar nature presented as options to the course of action favored by management, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines

For

CAPITAL STRUCTURE

Common Stock Authorization

•                Proposals to increase the number of shares of common stock, taking into consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders’ proportionate interest. Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and,

Case-by-Case

PROPOSAL	Guidelines
for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•                Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards. Consider on a case-by-case basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

For

•                Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a case-by-case basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

For

•                Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

For

• Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.	Against

• Nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.	Against

•                Management proposals to make changes to the capital structure not otherwise addressed under these Guidelines, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Case-by-Case

Dual Class Capital Structures

•                Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider case-by-case if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional

Against

• Management proposals to create or perpetuate dual class capital structures with unequal voting rights in cases in which the relevant	Against

PROPOSAL	Guidelines

Fund owns the class with inferior voting rights (except consider case-by-case if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s)), but generally vote for such proposals if the relevant Fund owns the class with superior voting rights

•                Shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote against such proposals if the relevant Fund owns the class with superior voting rights, and consider case-by-case if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional

For

•                Management proposals to eliminate or make changes to dual class capital structures, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized

Case-by-Case

Stock Distributions: Splits and Dividends

•                Management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a case-by-case basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized

For

Reverse Stock Splits

• Management proposals to implement a reverse stock split when the number of shares authorized for issue is proportionately reduced	For

• Proposals to implement a reverse stock split that do not proportionately reduce the number of shares of authorized for issue	Case-by-Case

•                Requests that do not proportionately reduce the number of shares authorized and effectively exceed the Agent’s allowable threshold for capital increase if management has provided adequate rationale or disclosure

For

Preferred Stock

•                Proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote for if the Agent or an Investment Professional so

Against

PROPOSAL	Guidelines
recommends because the issuance is required to effect a merger or acquisition proposal

•                Proposals to issue or create blank check preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense. Generally vote against in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote for if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition proposal

For

•                Proposals to issue or authorize preferred stock in cases where the company specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

For

•                Proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry performance in terms of shareholder returns

Case-by-Case

Shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification

For

Management Proposals to Reduce the Par Value of Common Stock	For

Shareholder Proposals that Seek Preemptive Rights or Management Proposals that Seek to Eliminate Them	Case-by-Case

Debt Restructuring	Case-by-Case

Share Repurchase Programs

• Proposals for open-market share repurchase plans in which all shareholders may participate on equal terms	For

• Proposals for programs with terms favoring selected, non-Fund parties	Against

• Proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market as assessed by the Agent	Against

Management Proposals to Cancel Repurchased Shares	For

Tracking Stock	Case-by-Case

PROPOSAL	Guidelines
EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation and employee benefit plans, except as otherwise provided for herein, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

Case-by-Case

•                  Generally vote in accordance with the Agent’s recommendations for equity-based plans with costs within such cap and against those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger

•                  Proposals seeking approval of plans for which the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered case-by-case, voted for if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole

Against

•                  Proposals for plans with costs within the cap if the primary considerations raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines for the relevant board or committee member(s), or equity compensation burn rate or pay for performance as defined by the Agent

For

• Proposals for plans administered by potential grant recipients	Against

•                  Proposals to eliminate existing shareholder approval requirements for plan changes assessed as material by the Agent, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes

Against

• Proposals for plans for which the Agent raises other considerations not otherwise provided for herein	Case-by-Case

Restricted Stock or Stock Option Plans

•                  Proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Proposals for plans that do not meet the Agent’s criteria in this regard may be supported, but vote against if no disclosure is provided regarding either vesting or performance requirements.

Case-by-Case

Management Proposals Seeking Approval to Reprice, Replace or Exchange Options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms

Case-by-Case

PROPOSAL	Guidelines

•                  Proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support

For

•                  Management proposals seeking approval of compensation plans that:

(1)  permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval,

(2)  include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or

(3)  give the board sole discretion to approve option repricing, replacement or exchange programs

Against

Director Compensation, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold. Do not vote against plans for which burn rate is the sole consideration raised by the Agent.

Case-by-Case

Employee Stock Purchase Plans, and capital issuances in support of such plans, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed case-by-case, voted for if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

Case-by-Case

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.

• Unless the issuer has provided a compelling rationale, plans that deliver excessive compensation that fails to qualify for favorable tax treatment and are not supported by the Agent	Against

• Amendments that Place a Cap on Annual Grants or Amend Administrative Features	For

• Amendments to Add Performance-Based Goals	For

PROPOSAL	Guidelines
• Amendments to Increase Shares and Retain Tax Deductions Under OBRA, generally voting for such plans that do not raise any negative concerns under these Guidelines	Case-by-Case

• Approval of Cash or Cash-and-Stock Bonus Plan, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation	For

Shareholder Proposals Regarding Executive and Director Pay

•                  Regarding the remuneration of individuals other than senior executives and directors, proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice, or proposals seeking disclosure of executive and director compensation if providing it would be out of step with market practice and potentially disruptive to the business

Against

•                  Proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes, unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein

Against

Severance and Termination Payments

•                  Shareholder proposals to have parachute arrangements submitted for shareholder ratification, (with “parachutes” defined as compensation arrangements related to termination that specify change in control events), and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements

For

•                  Shareholder proposals to submit executive severance agreements for shareholder ratification, unless such proposals do not specify change-in-control events; Supplemental Executive Retirement Plans; or deferred executive compensation plans; or ratification is required by the listing exchange

Against

•                  All proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention, generally voting FOR such compensation arrangements if the issuer has provided adequate rationale and/or disclosure or support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger). However, vote in accordance with the Agent’s recommendations for new or materially amended plans, contracts or payments that require change in control provisions to be double-triggered and defined to require an actual change in control, except that plans, contracts or payments not meeting such standards may be

Case-by-Case

PROPOSAL	Guidelines
supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)	For

401(k) Employee Benefit Plans	For

Shareholder proposals requiring mandatory periods for officers and directors to hold company stock	Against

Advisory Votes on Executive Compensation

•                  Management proposals seeking ratification of the company’s compensation program, unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent

For

•                  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines, generally voting for if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration

Case-by-Case

STATE OF INCORPORATION

Voting on State Takeover Statutes	Case-by-Case

Voting on Reincorporation Proposals, generally supporting management proposals not assessed by the Agent as a potential takeover defense, but if so assessed, weighing management’s rationale for the change

Case-by-Case

• Management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported	For

• Shareholder reincorporation proposals not also supported by the company	Against

MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Proposals not typically supported under these Guidelines, if a key proposal, such as a merger transaction, is contingent upon its support and a vote for is accordingly recommended by the Agent or an Investment Professional

For

Mergers and Acquisitions	Case-by-Case

PROPOSAL	Guidelines

Corporate Restructuring, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, with voting decisions generally based on the Agent’s approach to evaluating such proposals

Case-by-Case

Appraisal Rights	For

Changing Corporate Name	For

Adjournment of Meeting

• Proposals to adjourn a meeting when the primary proposal is also voted for	For

MUTUAL FUND PROXIES

Election of Directors

Case-by-Case

Converting Closed-end Fund to Open-end Fund	Case-by-Case

Proxy Contests	Case-by-Case

Investment Advisory Agreements	Case-by-Case

Approving New Classes or Series of Shares	For

Preferred Stock Proposals	Case-by-Case

1940 Act Policies	Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction	Case-by-Case

Change Fundamental Investment Objective to Nonfundamental	Case-by-Case

Name Rule Proposals	Case-by-Case

Disposition of Assets/Termination/Liquidation	Case-by-Case

Changes to the Charter Document	Case-by-Case

Changing the Domicile of a Fund	Case-by-Case

Change in Fund’s Subclassification	Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval	For

Distribution Agreements	Case-by-Case

Master-Feeder Structure	For

Mergers	Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement	Against

Reimburse Shareholder for Expenses Incurred	Case-by-Case

PROPOSAL	Guidelines
Terminate the Investment Advisor	Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES

Unless otherwise specified herein. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Case-by-Case

Shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter, absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein.

•                  Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as:

•                  consumer and public safety

•                  environment and energy

•                  labor standards and human rights

•                  military business and political concerns

•                  workplace diversity and non-discrimination

•                  sustainability

•                  social issues

•                  vendor activities

•                  economic risk, or

•                  matters of science and engineering

Against

PROPOSAL	Guidelines
GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Proposals in cases in which the Agent recommends voting against such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate, unless otherwise provided for herein. For purposes of these global Guidelines, “against” shall mean withholding of support for a proposal, resulting in submission of a vote of against or abstain, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

Against

Proposals for which the Agent recommends support of practices described herein as associated with a firm against vote:	Case-by-Case

(1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or
(2) as the more favorable choice in cases in which shareholders must choose between alternate proposals

Routine Management Proposals	For

• The opening of the shareholder meeting	For

• That the meeting has been convened under local regulatory requirements	For

• The presence of quorum	For

• The agenda for the shareholder meeting	For

• The election of the chair of the meeting	For

• The appointment of shareholders to co-sign the minutes of the meeting	For

• Regulatory filings (e.g., to effect approved share issuances)	For

• The designation of inspector or shareholder representative(s) of minutes of meeting	For

• The designation of two shareholders to approve and sign minutes of meeting	For

• The allowance of questions	For

• The publication of minutes	For

PROPOSAL	Guidelines
• The closing of the shareholder meeting	For

• Other similar routine management proposals	For

Discharge of Management/Supervisory Board Members

•                  Management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends against due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled

For

Director Elections

•                  Votes on director nominees in uncontested elections not otherwise subject to policies described herein. Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat. Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure.

Case-by-Case

• Votes in contested elections, with primary consideration given to input from the Investment Professional(s) for a given Fund	Case-by-Case

•                  For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee

Against

•                  For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, non-independent nominees to the audit committee, or, if the slate of nominees is bundled, the slate. However, if the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote for if the Agent otherwise recommends support. For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.

Against

• In tax haven markets, non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee	Do Not Vote Against

• Non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the	Do Not Vote

PROPOSAL	Guidelines
applicable independence requirements of the relevant listing exchange	Against

• In cases in which committee membership is unclear, non-independent director nominees if no other issues have been raised in connection with his/her nomination	Case-by-Case

•                  Individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a case-by-case basis

Against

•                  For issuers in tax haven markets, votes on bundled slates of nominees if the board is non-majority independent. For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

Against

• Nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:	Against

• Bundled slates of nominees (e.g., France, Hong Kong or Spain);
• Simultaneous reappointment of retiring directors (e.g., South Africa);

•                  In markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a case-by-case basis); or

•                  Nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision

•                  Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

•                  Nominees in connection with which a recommendation has been made that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring case-by-case consideration have been raised. The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent

For

PROPOSAL	Guidelines
recommend against such practice.

•                  In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

• Nominees for whom the Agent has raised concerns regarding scandals or internal controls	Case-by-Case

•                  Nominees or slates of nominees when (1) the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered; (2) culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and (3) the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Against

• Non-independent nominees not supported by the Agent when concerns have been raised regarding diminished shareholder value as evidenced by a significant drop in share price and	Case-by-Case

•                  Few, if any, outside directors are present on the board; and

•                  The founding family has retained undue influence over the company despite a history of scandal or problematic controls; the nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or evidence exists regarding compliance or accounting shortfalls.

Against

•                  For markets such as the tax havens, Australia, Canada, Hong Kong, Japan, Malaysia and South Africa (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply. The same policy shall be applied regarding attendance by statutory auditors of Japanese companies.

•                  Self-nominated director candidates, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Case-by-Case

• Nominees for whom “over-boarding” issues have been raised by the Agent, unless other concerns require case-by-case consideration	For

• For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to

PROPOSAL	Guidelines
director elections shall apply.
• Nominees not supported by the Agent because support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).	Against

• Generally, vote with Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure
• Proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations	For
• Proposed article amendments in this regard, with voting decisions generally based on the Agent’s approach to evaluating such proposals	Case-by-Case
Director and Officer Indemnification and Liability Protection, voting in accordance with the Agent’s standards	Case-by-Case
• Proposals seeking approval of overly broad provisions	Against
Independent Statutory Auditors

•                  With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote against all nominees. In cases in which multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Against
• Incumbent nominees at companies implicated in scandals or exhibiting poor internal controls	Against
Key Committees

•                  Proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s). If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a case-by-case basis.

Against

PROPOSAL	Guidelines

Director and Statutory Auditor Remuneration, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided

Case-by-Case

•                  Proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence. For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

For
Bonus Payments
With respect to Japanese companies:
• Retirement bonus proposals if all payments are for directors and auditors who have served as executives of the company	For

•                  Proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served

Against

•                  In all markets, if issues have been raised regarding a scandal or internal controls, bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting against the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of retirees a Fund is voting for

Against
Stock Option Plans for Independent Internal Statutory Auditors
• With respect to Japanese companies, proposals regarding option grants to independent internal statutory auditors or other outside parties, following the Agent’s guidelines	Against
Compensation Plans

•                  Votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, unless otherwise provided for herein, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market

Case-by-Case
Amendment Procedures for Equity Compensation Plans and ESPPs

PROPOSAL		Guidelines
•

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

•

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

•

Equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments) that:

Against

•	Exceed the Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•

Provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other vesting requirements (e.g., Japan) or broad-based employee participation otherwise meeting Agent’s standards (e.g., France);

•	Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable by the Agent due to market practice or other mitigating provisions;

•	Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•	Permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•	For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•

Provide for vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in

PROPOSAL		Guidelines
actual change in control);

•

Provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•	Permit post-employment vesting if deemed inappropriate by the Agent;

•

Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•	Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that:

(1) Performance targets are adequately increased in proportion to the additional time available,
(2) Retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or
(3) The issuer has committed to cease retesting within a reasonable period of time.

•	Such plans/awards or the related issuance of shares that:	For

(1) Do not suffer from the defects noted above; or
(2)

Otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if the company has provided adequate disclosure and/or a reasonable rationale in support of the relevant plan/award, practice or participation, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence. Unless otherwise provided for herein, market practice of the primary country in which a company does business, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

•	Proposals in connection with such plans or the related issuance of shares in other instances	Case-by-Case

Remuneration Reports

•	Reports that include compensation plans permitting:	Against

(1) Practices or features not supported under these Guidelines,

PROPOSAL			Guidelines
including financial assistance under the conditions described above;
	(2)	Retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);
	(3)	Long-term incentive plans deemed by the Agent to be inadequately based on equity awards (e.g., cash-based plans);
	(4)	Equity award valuation triggering a negative recommendation from the Agent; or
(5)

Provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted for if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report)

•	Reports receiving the Agent’s support and not triggering the concerns cited above		For

•

Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/ termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines, generally voted for if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence. Reports with typically unsupported features may be voted for in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Case-by-Case

Shareholder Proposals Regarding Executive and Director Pay

•	The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

•

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and

For

PROPOSAL		Guidelines
discount in Hong Kong). Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

•	Specific issuance requests, based on the proposed use and the company’s rationale	Case-by-Case

•

Proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval

Against

•	Nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent	Against

Increases in Authorized Capital

•	Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach.

•

Nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding

For

•	Specific proposals to increase authorized capital, unless:	For

	• The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or	Against

• The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

•	Proposals to adopt unlimited capital authorizations	Against

•	The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

•	Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach.

•	Creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the	For

PROPOSAL		Guidelines
preferred stock would adversely affect the rights of existing shareholders

•	Creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests	For

•

Creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid

Against

Poison Pills/Protective Preference Shares

•

Management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee.

Against

•	Director remuneration in connection with poison pill considerations raised by the Agent.	Do Not Vote Against
Waiver on Tender-Bid Requirement

•

Proposals seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting for when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request

Case-by-Case

Approval of Financial Statements and Director and Auditor Reports

•

Management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors

For

•

Board-issued reports receiving a negative recommendation from the Agent due to concerns regarding severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange standards for independence

For

•	Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/ termination payments not otherwise supported by these Guidelines,	Case-by-Case

PROPOSAL		Guidelines
factoring in the merits of the rationale and disclosure provided and generally voted for if the overall compensation package and/or program at issue appears reasonable

•	Board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee	Against

•	Such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board	Do Not Vote Against

Remuneration of Auditors

•	Proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company	For

Indemnification of Auditors		Against

Ratification of Auditors and Approval of Auditors’ Fees, generally following the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, except that for Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

•	Such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards	For

•	In other cases, such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence	For

Audit Commission

•	Nominees to the audit commission, with voting decisions generally based on the Agent’s approach to evaluating such candidates	Case-by-Case

Allocation of Income and Dividends

•

With respect to Japanese companies, management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, generally voting with the Agent’s recommendations to support such proposals unless:

Case-by-Case

• the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

• the payout is excessive given the company’s financial position.

•	Consider such proposals by issuers in other markets on a case-by-case basis if the Agent makes a negative recommendation.

PROPOSAL	Guidelines
•

In the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives	For

• Stock (scrip) dividend proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value	Against

Debt Instruments

• Proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper)	Against

Debt Issuance Requests	Case-by-Case

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

• Debt issuances for companies when the gearing level is between zero and 100 percent	For

•

Proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests

Case-by-Case

Financing Plans

• Adoption of financing plans if they are in the best economic interests of shareholders	For

Related Party Transactions	Case-by-Case

•

Approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high risk terms (e.g., deposits without security interest or guaranty)

For

Approval of Donations

• Proposals for which adequate, prior disclosure of amounts is not	Against

PROPOSAL		Guidelines
provided

•	Proposals seeking single- or multi-year authorities for which adequate, prior disclosure of amounts is provided	For

Capitalization of Reserves

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares	For

Investment of Company Reserves, with primary consideration for such proposals given to input from the Investment Professional(s) for a given Fund		Case-by-Case

Amendments to Articles of Association		Case-by-Case

•	That are editorial in nature	For

•	Where shareholder rights are protected	For

•	Where there is negligible or positive impact on shareholder value	For

•	For which management provides adequate reasons for the amendments or the Agent otherwise supports management’s position	For

•	That seek to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type	For

•	Which the company is required to do so by law (if applicable)	For

•	That remove or lower quorum requirements for board or shareholder meetings below levels recommended by the Agent	Against

•	That reduce relevant disclosure to shareholders	Against

•	That seek to align the articles with provisions of another proposal not supported by these Guidelines	Against

•	That are not supported under these Guidelines, are presented within a bundled proposal, and for which the Agent deems the negative impact, on balance, to outweigh any positive impact	Against

•

That impose a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights

Against

•	With respect to article amendments for Japanese companies:

	• Management proposals to amend a company’s articles to expand its business lines	For

PROPOSAL	Guidelines
•

Management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/ reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns

For

•

If anti-takeover concerns exist, management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense

Against

•

Management proposals regarding amendments to authorize share repurchases at the board’s discretion, unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest (generally following the Agent’s guidelines)

Against

Other Business

• Management proposals for Other Business in connection with global proxies, voting in accordance with the Agent’s market-specific recommendations	Against